                                                                   EXHIBIT 10.21
                                                                   -------------
                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                      ------------------------------------------
                                 PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                                 -----------------------------------------------
                           UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                           -----------------------------------------------------






                           Dated 2/nd/ February, 2000






                              ENDOREX NEWCO, LTD.





                                      AND




                     SCHEIN PHARMACEUTICAL (BERMUDA), LTD.




                   DEVELOPMENT, LICENCE AND SUPPLY AGREEMENT




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                                 Page 1 of 56

                                   CONTENTS

CLAUSE 1    PRELIMINARY

CLAUSE 2    THE LICENCE

CLAUSE 3    INTELLECTUAL PROPERTY

CLAUSE 4    COMPETING PRODUCTS

CLAUSE 6    PROJECT TEAM AND MANAGEMENT COMMITTEE

CLAUSE 5    DEVELOPMENT OF THE SYSTEM, COMPOUND AND PRODUCT

CLAUSE 7    REGISTRATION OF THE PRODUCT

CLAUSE 8    MARKETING AND PROMOTION OF THE PRODUCT

CLAUSE 9    SUPPLY OF THE PRODUCT

CLAUSE 10   SUPPLY OF THE COMPOUND

CLAUSE 11   FINANCIAL PROVISIONS

CLAUSE 12   PAYMENTS, REPORTS AND AUDITS

CLAUSE 13   DURATION AND TERMINATION

CLAUSE 14   CONSEQUENCES OF TERMINATION

CLAUSE 15   WARRANTY AND INDEMNITY

CLAUSE 16   CUSTOMER COMPLAINTS AND PRODUCT RECALL

CLAUSE 17   MISCELLANEOUS PROVISIONS


SCHEDULE 1  ENDOREX JV PATENTS

SCHEDULE 2  SCHEIN COMPOUND PATENTS

SCHEDULE 3  THE PROJECT

SCHEDULE 4  PROJECT SYSTEM SPECIFICATIONS

SCHEDULE 5  PRODUCT SPECIFICATIONS


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                                 Page 2 of 56

THIS AGREEMENT is made on 2/nd/ February, 2000.

BETWEEN:
-------

(1) ENDOREX NEWCO, LTD., a company incorporated in Bermuda with offices at Clarendon House, 2 Church Street, Hamilton, Bermuda; and

(2) SCHEIN PHARMACEUTICAL (BERMUDA), LTD., a company incorporated in Bermuda, with offices at Grosvenor Trust LTD, 33 Church Street, Hamilton, Bermuda.

RECITALS:
--------

A. ENDOREX JV is a joint venture company of ELAN and ENDOREX and is beneficially entitled to the ENDOREX JV PATENTS under a licence from ELAN for use in the research, development and commercialisation of iron chelating agents.

B. SCHEIN wishes ENDOREX JV to develop the SYSTEM for SCHEIN as a method of drug delivery incorporating the COMPOUND for the FIELD.

C. ENDOREX JV is willing to use its technology to do so and to grant SCHEIN an exclusive sublicence of the ENDOREX JV PATENTS and ENDOREX JV KNOW-HOW to package, import, use, offer for sale, distribute and sell the PRODUCT in the TERRITORY.

D. ENDOREX JV and SCHEIN are desirous of entering into an agreement to give effect to the arrangements described at Recitals B and C.

NOW IT IS HEREBY AGREED AS FOLLOWS:

                            CLAUSE 1 - PRELIMINARY

1.1  Definitions:  In this Agreement unless the context otherwise requires:
     -----------

     AFFILIATE shall mean any corporation or entity controlling or controlled or under common control with ENDOREX JV or SCHEIN, as the case may be. For the purposes of this Agreement, "control" shall mean the direct or indirect ownership of more than 50% of the issued voting shares or other voting rights of the subject entity to elect directors, or if not meeting the preceding criteria, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

     ANDA shall mean the new drug application, abbreviated new drug application, or any other application acceptable to an RHA for marketing approval for the COMPOUND, which SCHEIN will file with an RHA in a country of the TERRITORY, including any supplements or amendments thereto.

     ANDA APPROVAL shall mean the final approval of an ANDA by an RHA to market the COMPOUND in a country in the TERRITORY.

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                                 Page 3 of 56

     CFR shall mean the US Code of Federal Regulations 21, as amended from time to time.

     cGCP, cGMP, cGLP shall mean respectively current Good Clinical Practice, current Good Manufacturing Practice and current Good Laboratory Practice, respectively, as defined in the FFDCA.

     COMPETING PRODUCT shall have the meaning assigned to it in Clause 4.1.

     COMPOUND shall mean any formulations of [********] and any of its analogues, isomers or derivatives.

     COMPOUND SPECIFICATIONS shall have the meaning assigned to it in Clause
     10.5.

     DEVELOPMENT COST shall mean the fully allocated cost, which is the sum total of all development and other related costs for the SYSTEM incurred after the EFFECTIVE DATE, including direct labour, direct materials and supplies, variable labour, overhead and attributable administration, quality control, quality assurance and other costs, whether incurred by ENDOREX JV, its agents or any sub-contractor of ENDOREX JV; such costs to be calculated in accordance with generally accepted accounting principles. In the case of development services which are provided by a third party, the DEVELOPMENT COST of such services shall comprise the amount actually paid, as well as any other directly attributable costs incurred by the Party.

     DEVICE REGULATORY APPLICATION shall mean 510(K) Kit or equivalent applications for approval to market the SYSTEM with the COMPOUND which SCHEIN will file with the RHA in any country of the TERRITORY as the parties may from time to time determine hereunder, including any supplements or amendments thereto.

     DEVICE REGULATORY APPROVAL shall mean the final approval by the RHA to market the SYSTEM with the COMPOUND in any country of the TERRITORY, including any governmental pricing and reimbursement approval and any other approval which is required to launch the SYSTEM with the COMPOUND in the normal course of business.

     MAF shall mean a Master File for the SYSTEM, as defined in the CFR Sections 814.3(d) and 814.20(c) and/or its equivalent in the other countries of the TERRITORY.

     EFFECTIVE DATE shall mean 2/nd/ February, 2000.

     ELAN shall mean Elan Corporation, plc and any of its AFFILIATES.


____________________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

     ENDOREX shall mean Endorex Corporation and any of its AFFILIATES (including ENDOREX JV but excluding ELAN).

     ENDOREX JV shall mean Endorex Newco, Ltd.

     ENDOREX JV BACKGROUND TECHNOLOGY shall mean ENDOREX JV PATENTS, and/or ENDOREX JV KNOW HOW.

     ENDOREX JV IMPROVEMENTS shall mean any and all improvements or enhancements, patentable or otherwise, that have been conceived, created or developed during the TERM which can be usefully applied to the SYSTEM and/or the PRODUCT, including the manufacture thereof, except for (i) improvements relating exclusively to the COMPOUND, or (ii) any improvements that are subject to contractual obligations of ENDOREX JV to third parties. If the inclusion of an ENDOREX JV IMPROVEMENT is restricted or limited by a third party agreement, ENDOREX JV shall use reasonable commercial efforts to exclude or where applicable minimise any such restriction or limitation.

     ENDOREX JV KNOW-HOW shall mean all knowledge, information, trade secrets, data and expertise which is not generally known to the public, owned by ENDOREX JV, or to which ENDOREX JV has rights under the terms of a licence or licences in force on the EFFECTIVE DATE, which permit(s) disclosure of same to SCHEIN, relating to the SYSTEM and/or the PRODUCT, whether or not covered by any patent, copyright, design patent, trademark, trade secret or other industrial or any intellectual property rights.

     ENDOREX JV PATENTS shall mean the patents and patent applications as set forth in Schedule 1, that are owned or licensed by or on behalf of ENDOREX JV as of the EFFECTIVE DATE. ENDOREX JV PATENTS shall also include all extensions, continuations, continuations-in-part, divisionals, patents-of-additions, re-examinations, re-issues, supplementary protection certificates and foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder.

     ENDOREX JV TRADEMARK shall mean one or more trademarks, trade names, or service marks that are owned or licensed by or on behalf of ENDOREX JV that ENDOREX JV may nominate and approve in writing from time to time for use in connection with the sale or promotion of the PRODUCT by SCHEIN. For the purposes of this Agreement, the trademark "Medipad"* which has been licensed by ENDOREX JV from ELAN shall be deemed to be an ENDOREX JV TRADEMARK hereunder.

     ENFORCEMENT PROCEEDINGS shall mean the proceedings referred to in Clause 3.4.2.

     EX WORKS shall have the meaning as such term is defined in the ICC Incoterms, 1990, International Rules for the Interpretation of Trade Terms, ICC Publication No. 460.

     FCA shall have the meaning as such term is defined in the ICC Incoterms, 1990,

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                                 Page 5 of 56

     International Rules for the Interpretation of Trade Terms, ICC Publication No. 460.

     FFDCA shall mean the US Federal Food, Drug and Cosmetic Act of 1934, and the regulations promulgated thereunder, as the same may be amended from time to time.

     FIELD shall mean the treatment of any iron overloading disorder by subcutaneously delivering the COMPOUND using the SYSTEM.

     IN MARKET shall mean the sale of the PRODUCT by SCHEIN or its AFFILIATES or SUBLICENSEES to an unaffiliated third party such as (i) an end-user consumer of the PRODUCT or (ii) a wholesaler, distributor, managed care organisation, hospital or pharmacy or other third party payor for final commercial sale by such party to the consumer, and shall exclude in any event the transfer pricing of the PRODUCT by SCHEIN to an AFFILIATE or a SUBLICENSEE.

     INITIAL PERIOD shall mean the initial period of this Agreement, as more fully described in Clause 13.

     LAUNCH STOCKS shall mean the quantities of stocks of the PRODUCT required by SCHEIN in relation to the launch of the PRODUCT following DEVICE REGULATORY APPROVAL in the USA, as more fully described in Clause 9.7.

     LICENCE FEES shall mean any monetary amounts or non cash consideration, other than NSP or ROYALTY, received by SCHEIN or its AFFILIATES from a third party in relation to the development and commercialisation of the PRODUCT outside of the USA, including but not limited to license fees, development fees or any other one-off or ongoing fees.

     MANAGEMENT COMMITTEE shall mean the group to be established pursuant to Clause 5.

     MANUFACTURING COST shall mean the fully allocated cost which is the sum total of all production related costs for the COMPOUND (subject to Clause 10.15), the SYSTEM and PRODUCT, as applicable, (direct labour, direct materials, facility overhead and expenses which can be allocated, QA/QC and analytical charges, packaging costs for the COMPOUND and/or the SYSTEM including, but not limited to, stability and RHA fees) accounted for in accordance with United States Generally Accepted Accounting Principles applied on a consistent basis. In the case of COMPOUND, SYSTEM or materials which are purchased from a third party, the MANUFACTURING COST of such COMPOUND or SYSTEM shall comprise the amount actually paid, including import duties, transport and handling costs and other directly attributable costs.

     MARKETING AND SELLING EXPENSES shall mean dedicated marketing and selling expenses for the PRODUCT which have been agreed in advance by the MANAGEMENT COMMITTEE in accordance with Clause 8.2.

     NSP shall, subject to the provisions of Clauses 11.4.5, mean in the case of PRODUCT sold by SCHEIN or an AFFILIATE or a SUBLICENSEE, that sum determined by deducting from the aggregate gross IN MARKET sales proceeds billed for the

--------------------------------------------------------------------------------

     PRODUCT by SCHEIN or, its AFFILIATE or a SUBLICENSEE, as the case may be, in accordance with generally accepted accounting principles:-

     (a) customs duties or other taxes (excluding income or corporation tax), directly related to the sale of the PRODUCT which are paid by SCHEIN or its AFFILIATE or SUBLICENSEES as the case may be;

     (b) a discount from the gross sales proceeds to cover such normal costs as are incurred by SCHEIN or its AFFILIATES or SUBLICENSEES, as the case may be, in respect of transport, shipping insurance, returns and discounts related to the sale of the PRODUCT, subject to a cap of 5% of the sum of the aggregate gross IN MARKET sales proceeds less the deductible items at (a) above.

     Party shall mean ENDOREX JV or SCHEIN as the case may be. Parties shall mean ENDOREX JV and SCHEIN.

     PRODUCT shall mean the SYSTEM containing, or packaged with, the COMPOUND.

     PRODUCT SPECIFICATIONS shall mean the specifications for the PRODUCT set by the Parties for the DEVICE REGULATORY APPLICATIONS and which shall be attached as Schedule 5, as well as such other specifications such as interim specifications which may be required during the PROJECT and such additional specifications for the PRODUCT as may be agreed by the parties in writing.

     PROFIT shall mean NSP less (i) MANUFACTURING COST of the PRODUCT, (ii) MANUFACTURING COST of the COMPOUND, and (iii) MARKETING AND SELLING EXPENSES; and plus, where applicable, any ROYALTY.

     PROJECT shall mean all activity in order to develop the SYSTEM and the PRODUCT for commercialisation in the USA in accordance with the plan shown in Schedule 3, as may be amended from time to time as agreed by the parties in writing.

     PROJECT SYSTEM SPECIFICATIONS shall mean the specifications for the SYSTEM which shall be set by the parties for the DEVICE REGULATORY APPLICATIONS and which shall be attached as Schedule 4, as well as such other specifications such as interim specifications which may be required during the PROJECT and such additional specifications for the SYSTEM as may be agreed by the parties in writing.

     PROJECT TEAM shall mean the group to be established pursuant to Clause 6.

     RHA shall mean any relevant government health authority (or successor agency thereof) in any country of the TERRITORY whose approval is necessary to market the SYSTEM, COMPOUND and/or PRODUCT, as applicable, in the relevant country of the TERRITORY, including, without limitation, the United States Food and Drug Administration.

     ROYALTY shall mean any amount received by SCHEIN, its AFFILIATES or SUBLICENSEES as a royalty on sales of the PRODUCT in the TERRITORY.

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                                 Page 7 of 56

     SCHEIN shall mean Schein Pharmaceutical (Bermuda) Ltd. and any of its AFFILIATES.

     SCHEIN COMPOUND IMPROVEMENTS shall mean any and all improvements or enhancements, patentable or otherwise, relating exclusively to the COMPOUND which are owned or licensed by SCHEIN and which can be usefully applied to the PRODUCT including the manufacture or use thereof which were first conceived, developed, invented or reduced to practice by SCHEIN or ENDOREX JV during the TERM except for any improvements that are subject to contractual obligations of SCHEIN or ENDOREX JV to third parties. If the inclusion of a SCHEIN COMPOUND IMPROVEMENT is restricted or limited by a third party agreement, SCHEIN or ENDOREX JV as the case may be shall use reasonable commercial efforts to exclude or where applicable minimise any such restriction or limitation.

     SCHEIN COMPOUND KNOW-HOW shall mean all knowledge, information, trade secrets, data and expertise which is not generally known to the public, owned or licensed by SCHEIN or to be developed or licensed by SCHEIN as of the EFFECTIVE DATE relating exclusively to the COMPOUND, whether or not covered by any patent, copyright, design, trademark or other industrial or intellectual property rights.

     SCHEIN COMPOUND PATENTS shall mean all patents and patent applications as set forth in Schedule 2, that are owned by, or licensed to SCHEIN as of the EFFECTIVE DATE relating exclusively to the COMPOUND. SCHEIN PATENTS shall also include all extensions, continuations, continuations-in-part, divisionals, patents-of-additions, re-examinations, re-issues, supplementary protection certificates and foreign counterparts of such patents and patent applications and any patents issuing thereon and extensions of any patents licensed hereunder.

     SCHEIN COMPOUND TECHNOLOGY shall mean SCHEIN COMPOUND PATENTS and SCHEIN COMPOUND KNOW HOW.

     SUBLICENSEE shall mean any independent third party appointed by SCHEIN, with the unanimous approval of the MANAGEMENT COMMITTEE, pursuant to Clause 2.2, to market, distribute and sell the PRODUCT in any country of the TERRITORY outside of the USA.

     SYSTEM shall mean the ambulatory subcutaneous infusion drug delivery system for direct attachment to the body of a patient having a flexible diaphragm drug reservoir, which is capable of delivering factory pre-programmed continuous amounts of drug upon activation as disclosed and described in the ENDOREX JV PATENTS set forth in Schedule 1 attached hereto.

     TECHNOLOGICAL COMPETITOR shall mean a company or corporation having a substantial part of its business in the transdermal or device drug delivery, research, development and manufacturing areas of the pharmaceutical industry, with a market capitalization of at least $100 million, in the case of a publicly-held company, or at least $75 million of annual revenues, in the case of a privately-held company. For the


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                                 Page 8 of 56
     avoidance of doubt, Bayer AG shall not be deemed a TECHNOLOGICAL COMPETITOR of ENDOREX JV.

     TERM shall mean the term of this Agreement, as set out in Clause 14.

     TERRITORY shall mean all of the countries of the world.

     $ shall mean United States Dollars.

     "US" or "USA" shall mean the United States of America, its territories and possessions

1.2  Interpretation:  In this Agreement:
     --------------

     1.2.1 the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnerships and vice versa.

     1.2.2 any reference to a Clause or Schedule, unless otherwise specifically provided, shall be respectively to a Clause or Schedule of this Agreement.

     1.2.3 the headings of this Agreement are for ease of reference only and shall not affect its construction or interpretation.

                            CLAUSE 2 - THE LICENCE

2.1  Licence to SCHEIN:
     -----------------

     2.1.1 Subject to the terms of this Agreement, ENDOREX JV hereby grants to SCHEIN, and SCHEIN hereby accepts for the TERM, an exclusive licence to the ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS to package, import, use, offer for sale and sell and otherwise distribute the PRODUCT for the FIELD in the TERRITORY.


2.2  Sub-licensing by SCHEIN:
     -----------------------

     2.2.1 Any appointment of a SUBLICENSEE for the PRODUCT in any country of the TERRITORY outside of [********] shall be determined by the MANAGEMENT COMMITTEE and shall require the prior unanimous consent of the MANAGEMENT COMMITTEE. In the event that such unanimous decision is made by the MANAGEMENT COMMITTEE, SCHEIN shall grant such SUBLICENSEE a sub-license to package, import, use, offer for sale and sell the PRODUCT for the FIELD in such country of the

________________________________

               [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

            TERRITORY. [********]only shall be appointed per country and no sub-licence shall be granted to a TECHNOLOGICAL COMPETITOR of ENDOREX JV.

     2.2.2 The MANAGEMENT COMMITTEE shall be responsible for deciding by unanimous vote upon the commercial terms of any sub-licence granted hereunder. Any such sub-licence shall be on terms mutatis mutandis as the terms of this Agreement insofar as they are applicable, but excluding the right to grant a sub-licence or a production licence.

     2.2.3 For the avoidance of doubt, ENDOREX JV shall have the same rights of audit and inspection vis-a-vis a SUBLICENSEE, as ENDOREX JV has pursuant to this Agreement concerning SCHEIN. SCHEIN shall also provide copies of all sublicense agreements to ENDOREX JV.

     2.2.4 SCHEIN shall be liable to ENDOREX JV for all acts and omissions of any SUBLICENSEE as though such acts and omissions were by SCHEIN and SCHEIN shall provide the indemnity to ENDOREX JV outlined in Clause 15.9.

     2.2.5 Where a sub-licence has been granted under Clause 2.2.1, such sub-licence shall automatically terminate if this Agreement terminates for the country or countries covered by the sub-licence.

     2.2.6 SCHEIN shall undertake to protect the confidentiality of ENDOREX JV's engineering and manufacturing processes for the SYSTEM and/or PRODUCT in its dealings with SUBLICENSEES.

     2.2.7  For the avoidance of doubt:-

            (1) the parties agree that any sub-licence granted pursuant to this Clause 2.2 shall not be capable of surviving the termination of this Agreement; and

            (2) IN MARKET sales of the PRODUCT by SUBLICENSEES or other agreed upon arrangements shall be included in calculating NSP for the purposes of this Agreement.

                        CLAUSE 3 - INTELLECTUAL PROPERTY

3.1  Ownership of ENDOREX JV PATENT RIGHTS/KNOW-HOW:
     ----------------------------------------------

     3.1.1 ENDOREX JV shall be and remain the sole beneficial owner or licensee of the ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS.
____________________________

               [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

     3.1.2 ENDOREX JV shall be entitled to use the ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS, and all technical and clinical data, generated by ENDOREX JV, SCHEIN, its AFFILIATES or any SUBLICENSEE pursuant to this Agreement in connection with ENDOREX JV's commercial arrangements otherwise than in relation to the PRODUCT for the FIELD, and in connection with the PRODUCT for the FIELD in any countries which cease to be part of the TERRITORY; and in the TERRITORY following termination of this Agreement. SCHEIN hereby makes any assignment or license to the extent necessary to achieve the foregoing and shall execute such further documents to confirm the same as ENDOREX JV may reasonably request from time to time. In addition, SCHEIN agrees to promptly disclose to ENDOREX JV any ENDOREX JV IMPROVEMENTS and all related technical and clinical data that are generated by SCHEIN, its AFFILIATES or SUBLICENSEES.


3.2  Ownership of SCHEIN PATENT RIGHTS/KNOW-HOW:
     ------------------------------------------

     3.2.1 SCHEIN shall be and remain the sole owner of the SCHEIN COMPOUND TECHNOLOGY and SCHEIN COMPOUND IMPROVEMENTS.

3.3  Filing and maintenance of patents:
     ---------------------------------

     3.3.1 Subject to licensing agreements pre-existing as of the EFFECTIVE DATE, by and between ENDOREX JV and any third party having ownership or controlling interest in ENDOREX JV PATENTS and ENDOREX JV IMPROVEMENTS, ENDOREX JV will be entitled, at its own expense, to file or have filed and prosecute or have prosecuted ENDOREX JV PATENTS and patentable ENDOREX JV IMPROVEMENTS; to determine or have determined the patent filing strategy in relation to same at its sole discretion; to assert or have asserted and defend or have defended the foregoing patent applications against third party oppositions; and upon grant of any letters patent, to maintain or have maintained such letters patent in force.

     3.3.2 SCHEIN will be entitled, at its own expense, to file and prosecute any SCHEIN COMPOUND PATENTS and patentable SCHEIN COMPOUND IMPROVEMENTS; to determine the patent filing strategy in relation to same at its sole discretion; to assert and defend the foregoing patent applications against third party oppositions; and upon grant of any letters patent, to maintain such letters patent in force subject to the following conditions:-

            (1) SCHEIN shall promptly notify ENDOREX JV in writing in relation to the existence of SCHEIN COMPOUND IMPROVEMENTS and upon request by ENDOREX JV, SCHEIN shall provide ENDOREX JV with copies of any documents relating to the SCHEIN COMPOUND IMPROVEMENTS.

            (2) SCHEIN shall promptly notify ENDOREX JV in writing of any patent applications filed by SCHEIN under this Clause 3.3.2 and upon request
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                                 Page 11 of 56
                 by ENDOREX JV shall provide copies to ENDOREX JV to such patent applications and any patents issuing thereon, to the extent reasonably required in order for ENDOREX JV to fulfil its obligations under this Agreement.


     3.3.3 If SCHEIN does not intend to make an application for patents or continue prosecution of a pending application in respect of SCHEIN COMPOUND TECHNOLOGY or SCHEIN COMPOUND IMPROVEMENTS, or continue to maintain the SCHEIN COMPOUND PATENTS in any or some countries of the TERRITORY, ENDOREX JV, subject to the prior written consent of SCHEIN, not to be unreasonably withheld or delayed, will be entitled to file, prosecute and maintain patent applications and patents in respect thereof, at its own expense, in accordance with the following terms:-

            (1) ENDOREX JV shall consult with SCHEIN on a regular basis in relation to the status of its activities under this Clause 3.3.3;

            (2) SCHEIN shall execute all documents, forms and declarations, provide all necessary information and data, and do all such things as shall be necessary to enable ENDOREX JV to exercise the foregoing right;

            (3) ENDOREX JV shall promptly notify SCHEIN in writing of any patent applications filed by ENDOREX JV hereunder and shall provide all reasonable access to SCHEIN to such patent applications and any patents issuing thereon.

3.4  Enforcement:
     -----------

     3.4.1 SCHEIN and ENDOREX JV shall promptly inform the other in writing of any alleged infringement of which it shall become aware by a third party of any patents within the SCHEIN COMPOUND PATENTS, SCHEIN COMPOUND IMPROVEMENTS, ENDOREX JV PATENTS or ENDOREX JV IMPROVEMENTS and provide such other with any available evidence of infringement.

     3.4.2 ENDOREX JV, at its option and subject to its preexisting licensing agreements by and between ENDOREX JV and any third party having ownership or controlling interest in ENDOREX JV PATENTS and ENDOREX JV IMPROVEMENTS, shall be entitled to institute or have instituted any administrative, judicial or other proceeding to prevent or stop any infringement or unauthorised use ("ENFORCEMENT PROCEEDINGS") of the ENDOREX JV PATENTS or ENDOREX JV IMPROVEMENTS.

     3.4.3 SCHEIN agrees to provide all reasonable co-operation and assistance in relation to any such ENFORCEMENT PROCEEDINGS and agrees to be named as a party in any ENFORCEMENT PROCEEDINGS, as necessary, that may be instituted hereunder. ENDOREX JV shall reimburse SCHEIN, its reasonable costs and expense for such cooperation.

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                                 Page 12 of 56

  3.4.4 SCHEIN, at its option, shall be entitled to institute ENFORCEMENT PROCEEDINGS in respect of any infringement or unauthorised use of the SCHEIN COMPOUND TECHNOLOGY or SCHEIN COMPOUND IMPROVEMENTS at its own expense and for its own benefit. ENDOREX JV agrees to provide all reasonable co-operation and assistance to SCHEIN in relation to any such ENFORCEMENT PROCEEDINGS and agrees to be named as a party in any ENFORCEMENT PROCEEDINGS, as necessary, instituted by SCHEIN hereunder. SCHEIN shall reimburse ENDOREX JV its reasonable costs and expense for such cooperation.

  3.4.5 In the event that ENDOREX JV does not want to institute ENFORCEMENT PROCEEDINGS relating to ENDOREX JV BACKGROUND TECHNOLOGY or ENDOREX JV IMPROVEMENTS, then SCHEIN may enforce such rights at its own expense. ENDOREX JV shall cooperate with SCHEIN and provide all reasonable assistance in relation to any such ENFORCEMENT PROCEEDINGS. SCHEIN must seek written approval from ENDOREX JV, which may not be unreasonably withheld or delayed, prior to taking action and must keep ENDOREX JV informed of the action and may not enter into any settlement agreement without ENDOREX JV's consent, which may not be unreasonably withheld or delayed. Any reasonable fees and costs borne by ENDOREX JV shall be reimbursed by SCHEIN. In the event that SCHEIN decides to enforce the ENDOREX JV BACKGROUND TECHNOLOGY or ENDOREX JV IMPROVEMENTS in accordance with this paragraph, any recovery remaining after the deduction of reasonable expenses (including attorney's fees and expenses) incurred in relation to such ENFORCEMENT PROCEEDINGS shall constitute NSP for the purpose of this Agreement.

  3.4.6 In the event that SCHEIN does not want to institute ENFORCEMENT PROCEEDINGS relating to SCHEIN COMPOUND TECHNOLOGY or SCHEIN COMPOUND IMPROVEMENTS, then ENDOREX JV may enforce such rights at its own expense. SCHEIN shall cooperate with ENDOREX JV and provide all reasonable assistance in relation to any such ENFORCEMENT PROCEEDINGS. ENDOREX JV must seek written approval from SCHEIN, which may not be unreasonably withheld or delayed, prior to taking action and must keep SCHEIN informed of the action and may not enter into any settlement agreement without SCHEIN's consent, which may not be unreasonably withheld or delayed. Any reasonable fees and costs borne by SCHEIN shall be reimbursed by ENDOREX JV. In the event that ENDOREX JV decides to enforce the SCHEIN COMPOUND TECHNOLOGY or SCHEIN COMPOUND IMPROVEMENTS in accordance with this paragraph, any recovery remaining after the deduction of reasonable expenses (including attorney's fees and expenses) incurred in relation to such ENFORCEMENT PROCEEDINGS shall constitute NSP for the purpose of this Agreement.

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                                 Page 13 of 56

3.5  Defence:
     -------

     3.5.1 In the event that a claim or proceeding is brought against SCHEIN by a third party alleging that the manufacture, sale, use or offer for sale of the SYSTEM and/or the PRODUCT as claimed exclusively in the ENDOREX JV PATENTS or a patented ENDOREX JV IMPROVEMENT, infringes the patent rights of such a third party in the TERRITORY, SCHEIN shall promptly advise ENDOREX JV of such threat or suit.

     3.5.2 Solely to the extent set out in Clause 3.5.4, ENDOREX JV shall indemnify SCHEIN against a claim referred to in Clause 3.5.1, provided that ENDOREX JV should have reasonably been aware of such third party patent rights as a result of ENDOREX JV's efforts in the preparation and prosecution of ENDOREX JV PATENTS as of the EFFECTIVE DATE. SCHEIN shall not acknowledge to the third party or to any other person the validity of any claims of such a third party, and shall not compromise or settle any claim or proceedings relating thereto without the prior written consent of ENDOREX JV, not to be unreasonably withheld or delayed. At its option, ENDOREX JV may elect to take over the conduct of such proceedings from SCHEIN with counsel of ENDOREX JV's choice. In such event ENDOREX JV shall keep SCHEIN advised of all material developments in the said proceedings and shall not settle or compromise such proceedings without the prior written consent of SCHEIN which shall not be unreasonably withheld or delayed. Should ENDOREX JV not reasonably have had knowledge of such third party patent rights as a result of ENDOREX JV's efforts in the preparation and prosecution of ENDOREX JV PATENTS as of the EFFECTIVE DATE, ENDOREX JV shall not indemnify SCHEIN against any such claim.

     3.5.3 In the event that a claim or proceeding is brought against SCHEIN by a third party alleging that the manufacture, sale, offer for sale or use of the SYSTEM and/or the PRODUCT as claimed exclusively in the ENDOREX JV PATENTS or in a patented ENDOREX JV IMPROVEMENT infringes the patent rights of such a third party and such claim falls outside of the scope of the indemnity granted by ENDOREX JV to SCHEIN pursuant to Clause 3.5.2, SCHEIN and ENDOREX JV shall meet to discuss in what manner the said proceedings should be defended. In accordance with their obligations pursuant to Clause 15.9.5, the Parties shall take such action as is reasonable, such as to cease selling the PRODUCT, or to re-engineer or modify the PRODUCT so as to avoid infringing the patent rights of a third party, or entering into a license agreement with such third party after due consideration of each of the party's interest in the matter.

     3.5.4 ENDOREX JV's maximum liability pursuant to Clause 3.5.2 for damages and costs in relation to all third party claims shall be a reduction in full of the royalty payable by SCHEIN to ENDOREX JV pursuant to Clause 11.4 for such period until such reduction in royalty amounts to $5 million (five million United States Dollars) plus interest accruing at 8% per annum; provided however in the event that such royalty on the PRODUCT is not available or sufficient to pay such obligations, ENDOREX JV shall, at its sole discretion,

--------------------------------------------------------------------------------
            have the option, to either (i) pay such obligations over such 5 year period in equal quarterly installments of principal and interest, or
            (ii) pay the sum of $5 million (five million United States Dollars) in one installment. ENDOREX JV shall be entitled to apply the reasonable costs and expenses incurred by it in defending such claims against the said sum of US$5 million (five million United States Dollars. Any reduction in royalty shall apply for so long as is necessary to discharge ENDOREX JV's patent liability of $5 million (five million United States Dollars) pursuant to this Clause
            3.5. ENDOREX JV shall be entitled to apply the reasonable costs and expenses incurred by it in defending such claims against the said reduction in royalty. In accordance with its obligations pursuant to Clause 15.9.5, SCHEIN shall favourably consider taking such action as is reasonable, such as to cease selling the PRODUCT so as to avoid infringing the patent rights of a third party, or entering into a license agreement with such third party after due consultation with ENDOREX JV.

     3.5.5 Neither party shall have any liability to the other party whatsoever or howsoever arising for any losses incurred as a result of SCHEIN having to cease selling the PRODUCT or having to defer the launch of selling the PRODUCT as a result of an infringement claim. Neither ENDOREX JV nor SCHEIN shall have any liability to the other for any enhanced or punitive damages awarded as a result of any willful patent infringement

     3.5.6 In the event that a claim or proceeding is brought against ENDOREX JV by a third party alleging that the manufacture, offer for sale, sale, distribution or use of the COMPOUND, including but not limited to the delivery of such COMPOUND through continuous subcutaneous administration, regardless of the device in which it is being subcutaneously administered, infringes any adversely held patent or involves the unauthorised use of any other intellectual property in the TERRITORY, ENDOREX JV shall promptly advise SCHEIN of such threat or suit. Subject to ENDOREX JV's obligations pursuant to the provisions of Clause 3.5.2, Clause 3.5.3, and Clause 3.5.4., SCHEIN shall indemnify ENDOREX JV against such a claim; provided that ENDOREX JV shall not acknowledge to the third party or to any other person the validity of the claims of such a third party and shall not compromise or settle any claim or proceedings relating thereto without the written consent of SCHEIN, which shall not be unreasonably withheld or delayed. At its option, SCHEIN may elect to take over the conduct of such proceedings from ENDOREX JV with counsel of SCHEIN's choice. In such event SCHEIN shall keep ENDOREX JV advised of all material developments in the said proceedings and shall not settle or compromise such proceedings without the consent of ENDOREX JV which shall not be unreasonably withheld or delayed.

3.6  Trademarks:
     ----------

     3.6.1 SCHEIN shall market the PRODUCT in the TERRITORY under the ENDOREX JV TRADEMARK and such other trademarks as may be authorized under Clause 3.6.5 below.

--------------------------------------------------------------------------------

     3.6.2 ENDOREX JV hereby grants to SCHEIN a non-exclusive royalty free licence in the TERRITORY for the TERM to use the ENDOREX JV TRADEMARK solely for the purposes of exercising its rights and performing its obligations under this Agreement and the following provisions shall apply as regards the use of the ENDOREX JV TRADEMARK by SCHEIN:

            (1) SCHEIN shall ensure that each reference to and use of the ENDOREX JV TRADEMARK by SCHEIN is in a manner from time to time approved by ENDOREX JV and accompanied by an acknowledgement, in a form approved by ENDOREX JV, that the same is a trademark licensed from ENDOREX JV, such approvals not to be unreasonably withheld or delayed.

            (2) SCHEIN undertakes that all related advertising, promotional and other related uses of the ENDOREX JV TRADEMARK by SCHEIN, shall conform to standards set by, ENDOREX JV. Such standards shall be agreed between the parties in advance of SCHEIN's first use of the ENDOREX JV TRADEMARK, negotiating in good faith.

            (3) SCHEIN shall use the ENDOREX JV TRADEMARK for the benefit of ENDOREX JV and any third parties having an ownership interest in the same and upon termination of the Agreement, all of the goodwill associated with the ENDOREX JV TRADEMARK shall transfer without charge to ENDOREX JV and any such third parties.

            (4) Subject to any obligations from any third party licenses entered into between ENDOREX JV and any third party having an ownership interest in ENDOREX JV TRADEMARK, ENDOREX JV shall file or have filed, prosecute or have prosecuted, maintain or have maintained the registrations for the ENDOREX JV TRADEMARK in the MAJOR MARKETS. SCHEIN shall provide upon request all reasonable assistance to ENDOREX JV in performing such activities.

            (5) SCHEIN shall not use the ENDOREX JV TRADEMARK in any way which might prejudice its distinctiveness or validity or the goodwill associated therewith.

            (6) SCHEIN shall not use in relation to the PRODUCT any trademarks other than the ENDOREX JV TRADEMARK without obtaining the prior consent in writing of ENDOREX JV.

            (7) SCHEIN shall not use in the TERRITORY any trademarks or trade names so resembling the ENDOREX JV TRADEMARK as to be likely to cause confusion, deception or dissolution.

            (8) SCHEIN shall promptly notify ENDOREX JV in writing of any alleged infringement of which it becomes aware by a third party of the ENDOREX JV TRADEMARK and provide ENDOREX JV with any applicable evidence of infringement.

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                                 Page 16 of 56

     3.6.3 Subject to any obligations from any third party licenses entered into between ENDOREX JV and any third party having an ownership interest in ENDOREX JV TRADEMARK, ENDOREX JV will be entitled to conduct or have conducted all proceedings relating to the ENDOREX JV TRADEMARK and shall at its sole discretion decide what action, if any, to take in respect of any infringement or alleged infringement of the ENDOREX JV TRADEMARK or passing-off or any other claim or counter-claim brought or threatened in respect of the use or registration of the ENDOREX JV TRADEMARK. Any such proceedings shall be conducted at ENDOREX JV's expense and for its own benefit.

            In the event that ENDOREX JV fails to take action in respect of any infringement or alleged infringement of the ENDOREX JV TRADEMARK or passing-off or any other claim or counter-claim brought or threatened in respect of the use or registration of the ENDOREX JV TRADEMARK, SCHEIN may request ENDOREX JV to take such action at the expense of SCHEIN.

     3.6.4 Except as provided in this Clause 3.6, SCHEIN will have no rights in respect of the ENDOREX JV TRADEMARK or any trade names or trademarks used by ENDOREX JV in relation to the PRODUCT or of the goodwill associated therewith, and SCHEIN hereby acknowledges that, except as expressly provided in this Agreement, it shall not acquire any rights in respect thereof.

            SCHEIN shall not, at any time during or after the TERM, challenge or assist others to challenge the ENDOREX JV TRADEMARK, or the registration thereof or attempt to register any trademarks, marks, or trade names confusingly similar to the ENDOREX JV TRADEMARK.

     3.6.5 In conjunction with the ENDOREX JV TRADEMARK, SCHEIN shall be also entitled to market the PRODUCT in the TERRITORY under such trademarks as are designated by SCHEIN provided that such trademarks have been agreed in advance with ENDOREX JV.

                         CLAUSE 4 - COMPETING PRODUCTS

4.1 Subject to the provisions of Clause 4.2, ENDOREX JV and SCHEIN shall not promote, license, manufacture, market, or sell any external subcutaneous infusion device for the continuous delivery of the COMPOUND other than the PRODUCT ("COMPETING PRODUCT") in the TERRITORY during the INITIAL PERIOD.

4.2 Notwithstanding the provisions of Clause 4.1, SCHEIN will be permitted to market and sell the COMPOUND in any country in the TERRITORY up until receipt of the DEVICE REGULATORY APPROVAL for the SYSTEM in such country and for a period of six months after such approval, subject to any governmental obligation to continue to make available the COMPOUND. During the six months after receipt of the DEVICE REGULATORY APPROVAL in each country of the TERRITORY, SCHEIN shall take reasonable steps to reduce and eventually phase out its marketing and sale of the COMPOUND in such country. After the expiration of the six month

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                                 Page 17 of 56
      period, subject only to any governmental obligation to continue to make available the COMPOUND, SCHEIN shall no longer market or sell the COMPOUND, other than the PRODUCT or as otherwise permitted pursuant to this Agreement, for the remaining term of this Agreement.

4.3. In addition and subject to Clauses 4.1 and 4.2 and to its obligations under Clause 8, (i), SCHEIN agrees that, prior to receipt of the DEVICE REGULATORY APPROVAL of the PRODUCT, SCHEIN shall not take any actions to fundamentally damage the market for the PRODUCT in the TERRITORY and (ii) prior to and after the launch of the PRODUCT in each country of the TERRITORY, SCHEIN shall not take any actions that would be detrimental to the market for the PRODUCT in such country of the TERRITORY.

4.4. In the event that SCHEIN wishes to manufacture or sell any pharmaceutical product containing any compound other than the COMPOUND ("Alternative Compound") for the treatment of iron overloading disorder by subcutaneous delivery and the SYSTEM is a suitable, competitive delivery system for such Alternative Compound, SCHEIN shall notify ENDOREX JV and ENDOREX JV shall have the right of first negotiation to develop the SYSTEM to deliver such Alternative Compound on terms to be negotiated by the parties in good faith.

4.5. In the event that the Alternative Compound will be administered by a route other than subcutaneous delivery, or the SYSTEM is not a suitable, competitive delivery system for such Alternative Compound, then in consideration of the expenditure incurred by ENDOREX JV in developing the SYSTEM for the COMPOUND, SCHEIN will compensate ENDOREX JV for any lost PROFIT sustained in any country in the TERRITORY during the six (6) year period commencing upon the execution of this AGREEMENT as follows:

          SCHEIN will pay to ENDOREX JV a quarterly payment equal to (i) the [********] during the two calendar quarters immediately preceding the calendar quarter in which SCHEIN launches the product containing the Alternative Compound less (ii) [********] for each such calendar quarter;

      provided, however, that in the event during such period a third party launches a product which is competitive with the PRODUCT and [********], the Parties shall negotiate in good faith a revised compensation formula to take into account the effect of such third party's product on the sales of the PRODUCT.

               CLAUSE 5 - PROJECT TEAM AND MANAGEMENT COMMITTEE

5.1 It is recognised by the parties that a significant resource shall be required from each party to accomplish successful DEVICE REGULATORY APPROVAL in the TERRITORY and launch of the PRODUCT, particularly in the co-ordination of logistics, finalisation of various specifications, preparation and agreement of clinical

_______________________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 18 of 56
     study designs and protocols, methodologies transfer, supply and packaging configurations, shipping and handling procedures and for this purpose, the parties will establish a PROJECT TEAM.

5.2 The PROJECT TEAM shall consist of a chief representative from each party together with such additional business and development personnel from each party who are appropriately skilled and knowledgeable in relation to the PROJECT and who are deemed necessary to accomplish the work of the PROJECT.

5.3 Unless otherwise agreed by the parties, the PROJECT TEAM shall meet as needed, such meetings to continue until the time of launch or such later time as may be agreed. The PROJECT TEAM may meet in person or by means of such telephone, video or other communication facilities as permit all members of the PROJECT TEAM to communicate with each other simultaneously and instantaneously. If the PROJECT TEAM decides to meet in person, such meetings shall be held alternatively at the offices of ENDOREX JV and SCHEIN or as otherwise agreed by the parties. Meetings shall be co-chaired by the chief representatives of the parties. At and between meetings of the PROJECT TEAM, each party shall keep the other fully and regularly informed as to its progress with its respective obligations.

5.4 The Parties shall also establish a MANAGEMENT COMMITTEE which shall consist of a senior executive of ENDOREX JV and a senior executive of SCHEIN along with up to two observers from each of ENDOREX JV and SCHEIN. The MANAGEMENT COMMITTEE shall have overall responsibility for the development and commercialisation of the PRODUCT in the TERRITORY including but not limited to:

          (i)     supervising the PROJECT TEAM,

          (ii) approving and implementing all project plans, including the project development timetable and schedules, timing of launch of the PRODUCT, and budgets for the development of the PRODUCT,

          (iii) agreeing with SCHEIN that all direct marketing and selling expenses for the PRODUCT are in accordance with Clause 8.2, and

          (iv) deciding upon the appointment of any SUBLICENSEES for the PRODUCT in any country of the TERRITORY outside of the USA, including approving the commercial terms for any such appointment.

5.5 Unless otherwise agreed by the Parties, the MANAGEMENT COMMITTEE shall meet at least quarterly. Such meeting may be held in person or by means of such telephone, video or other communication facilities as permit all members of the MANAGEMENT COMMITTEE to communicate with each other simultaneously and instantaneously.

5.6 In the event of a dispute between the project managers of each Party on the PROJECT TEAM, the project managers shall refer the dispute to the MANAGEMENT COMMITTEE, who shall discuss the matter and attempt to reach an amicable solution. In the event that the MANAGEMENT COMMITTEE cannot resolve the

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                                 Page 19 of 56
     dispute amicably, the said officers shall refer the dispute to the Chairman of ENDOREX JV and the Chief Executive Officer of SCHEIN who shall discuss the matter and attempt to reach an amicable solution. The provisions of this Clause 5.6 shall be without prejudice to the Parties' other rights and remedies.

5.7 The Chairman of ENDOREX JV and the Chief Executive Officer of SCHEIN shall, if they are unable to resolve a dispute or difference when it is referred to them under Clause 5.6, refer the matter to an independent expert who is knowledgeable of the medical device/drug delivery industry (the "Expert"). The selection of the Expert shall be mutually agreed upon by the Chairman of ENDOREX JV and the Chief Executive Officer of SCHEIN. The Expert shall be selected having regard to his suitability to determine the particular dispute or difference on which he is being requested to determine. Unless otherwise agreed between the Chief Executive Officers, the following rules shall apply to the appointment of the Expert. The fees of the Expert shall be shared equally between the Parties in dispute. The Expert shall be entitled to inspect and examine all documentation and any other material which he may consider to be relevant to the dispute. He shall afford each Party a reasonable opportunity (in writing or orally) of stating reasons in support of such contentions as each Party may wish to make relative to the matters under consideration. The Expert shall give notice in writing of his determination to the Parties within such time as may be stipulated in his terms of appointment or in the absence of such stipulation as soon as practicable. The Parties shall request that the Expert in any event complete and deliver his findings within four (4) weeks from the reference of the dispute or difference to him. Any determination by the Expert of a dispute or difference shall not be final and binding on the Parties.

5.8 The PROJECT TEAM and MANAGEMENT COMMITTEE shall not have the authority to amend or vary any of the terms of this Agreement unless in accordance with the provisions of Clause 17.7.

          CLAUSE 6 - DEVELOPMENT OF THE SYSTEM, COMPOUND AND PRODUCT

6.1 SCHEIN wishes ENDOREX JV to develop the SYSTEM to deliver the COMPOUND, and ENDOREX JV shall diligently pursue the same in a commercially reasonable manner in accordance with the PROJECT pursuant to the terms of this Agreement. However, it is acknowledged that device development incorporates inherent risk in terms of outcomes and ENDOREX JV does not guarantee the further development of the SYSTEM, the ability of the SYSTEM to achieve the PROJECT SYSTEM SPECIFICATIONS or PRODUCT SPECIFICATIONS, and/or to obtain the MAF or DEVICE REGULATORY APPROVAL in one or more of the countries of the TERRITORY.

6.2 Within [********]of the execution of this Agreement, ENDOREX JV and SCHEIN shall agree upon the PRODUCT SPECIFICATIONS for the PRODUCT for the USA. The Parties acknowledge that their primary purpose shall be to develop the PRODUCT for commercialisation in the USA in accordance with the PROJECT.

___________________________

      [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 20 of 56

6.3 ENDOREX JV and SCHEIN shall undertake their respective obligations under the PROJECT on a collaborative basis. Accordingly, the parties shall co-operate in good faith particularly with respect to unknown problems or contingencies and shall perform their respective obligations in good faith and in a commercially reasonable, diligent and workmanlike manner.

6.4 ENDOREX JV shall be responsible for all reasonable activities and costs associated with the development of the SYSTEM for the USA in accordance with the PROJECT to meet the PROJECT SYSTEM SPECIFICATIONS up to a maximum cost of [********] as calculated in accordance with Clause 11.2.1 below. In the event that additional expenditure in excess of such [********] is required to develop the SYSTEM to meet the PROJECT SYSTEM SPECIFICATIONS, the parties shall meet to discuss the matter in good faith.

6.5 The Parties recognise that the SYSTEM may require additional development after achieving the PROJECT SYSTEM SPECIFICATIONS in order to meet the PRODUCT SPECIFICATIONS for the USA. Such additional development work may include, but is not limited to:

     6.5.1  modifying or qualifying the adhesive system for use with children;
            and

     6.5.2  modifying or qualifying the integral needle for use with children.

     6.5.3 designing and manufacturing the drug vial which will contain the COMPOUND and will be made in connection with the SYSTEM (beyond the work described in Clause 6.6.2 below) in accordance with specifications to be mutually agreed within [********] of the EFFECTIVE DATE. The design and manufacture of the drug cartridge shall be performed to a development plan and budget set by the PROJECT TEAM. The PROJECT TEAM shall also decide which Party shall perform such development work.

     The Parties agree that the cost of any such additional development work shall [********]. In the event that additional expenditure in excess of the [********] required in the aggregate to develop the SYSTEM and to meet the PRODUCT SPECIFICATIONS by Clause 6.4 above (i.e., [********] for SYSTEM Development) and this Clause 6.5 (i.e., additional development work of up, [********] to meet the PRODUCT SPECIFICATIONS), the Parties shall meet to discuss the matter in good faith.

6.6 SCHEIN shall be responsible for all activities and costs associated with, the development of the COMPOUND for delivery with the SYSTEM in the USA, and the development of the PRODUCT in accordance with the PROJECT, pursuant to the terms of this Agreement and in particular, but not limited to sourcing, supplying and, if

__________________________

      [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 21 of 56
     necessary, formulating, all COMPOUND for delivery with the SYSTEM.

6.7 Subject to the maximum cost set forth in Clause 6.4 and 6.5, SCHEIN and ENDOREX JV shall be responsible for determining the scope and nature and paying in equal shares the costs associated with carrying out all clinical studies program in human patients, including for the avoidance of doubt any pharmacokinetic/ pharmacodynamic studies. Such studies shall be performed by the Parties for the USA in accordance with the following:

     6.7.1 the primary objectives of the program so conducted shall be to complete the DEVICE REGULATORY APPLICATION and DEVICE REGULATORY APPROVAL in the USA and it is the Parties' expectation that the body of data so generated in the PROJECT will also support such applications for DEVICE REGULATORY APPROVAL which SCHEIN or its AFFILIATES or SUBLICENSEES shall make in the other countries of the TERRITORY in accordance with the terms of this Agreement. SCHEIN shall carry out and complete the clinical program in the USA to a standard and timeframe which it would otherwise find appropriate for one of their major branded products;

     6.7.3 SCHEIN shall keep ENDOREX JV informed as to the progress and completion of the studies and, shall provide to ENDOREX JV summary study reports thereon;

     6.7.4 SCHEIN undertakes that it shall carry out all such clinical studies to prevailing cGCP and cGLP and most specifically in accordance with the applicable RHA standards and guidelines;

     6.7.5 SCHEIN shall be responsible at its cost for the preparation and filing of appropriate regulatory applications (to the extent deemed appropriate by the PROJECT TEAM and subject to the provisions of Clause 7.) to the extent required to allow it to undertake such clinical studies. ENDOREX JV shall co-operate with SCHEIN as reasonably necessary in the preparation and filing of such regulatory applications. The parties agree that ENDOREX JV's charges to SCHEIN for any such work shall be as set out in Clause 11.2 of the Agreement.

6.8 SCHEIN may conduct any pharmacokinetic, clinical, pharmacoeconomic, and any other market analysis, study or test on the PRODUCT which SCHEIN deems appropriate, at SCHEIN's sole cost. In the event that SCHEIN does conduct such analysis, study or test and pay all such costs, SCHEIN shall own the said data and information. SCHEIN shall provide ENDOREX JV with a summary report of any such material analysis, study or test performed by SCHEIN as soon as is reasonably possible following its completion. ENDOREX JV shall be entitled to use any such data and information in connection with ENDOREX JV's commercial arrangements for the SYSTEM otherwise than in relation to the PRODUCT for the FIELD, and in connection with the PRODUCT for the FIELD in any countries which cease to be part of the TERRITORY; and in the TERRITORY following termination of this Agreement.

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                                 Page 22 of 56
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6.9   The PROJECT TEAM shall be responsible for identifying any additional development work outside of the PROJECT which may be required to commercialise the PRODUCT in any country of the TERRITORY outside of [********] ("[********] Development Work"). The Parties agree that [********] shall not be performed until a commercial agreement has been concluded [********] of the TERRITORY unless otherwise agreed upon by the Parties. It is the Parties intention that [********] of the TERRITORY. The Parties agree that ENDOREX JV's charges to SCHEIN for any such work shall be as set out in Clause 11.2 of the Agreement.

6.10 In the event that SCHEIN wishes ENDOREX JV to develop any other configurations of the SYSTEM apart from the PROJECT SYSTEM SPECIFICATIONS, the Parties shall negotiate in good faith as to the costs to be paid to ENDOREX JV for such development of the SYSTEM and/or PRODUCT. The Parties agree that ENDOREX JV's charges to SCHEIN for any such work shall be as set out in Clause 11.2 of the Agreement.

6.11 SCHEIN shall supply to ENDOREX JV such quantities of COMPOUND [********]as ENDOREX JV reasonably requires for the development of the SYSTEM in accordance with the PROJECT. The quantity and delivery dates of such quantities of COMPOUND shall be agreed upon by the Parties during the PROJECT.

                     CLAUSE 7 - REGISTRATION OF THE PRODUCT

7.1 The PROJECT TEAM shall establish the regulatory procedure to be followed by ENDOREX JV and SCHEIN in order to secure all necessary regulatory approvals to market the PRODUCT in the TERRITORY as swiftly as practicable.

7.2 If determined by the PROJECT TEAM, ENDOREX JV shall be responsible for filing and maintaining a MAF (or equivalent) for the SYSTEM with the RHA (or equivalent) in such countries in the TERRITORY as the MANAGEMENT COMMITTEE shall select from time to time. ENDOREX JV shall use reasonable endeavours in filing and maintaining each MAF with the RHA in the TERRITORY as swiftly as practicable. The cost of filing and maintaining such MAF for the SYSTEM shall be shared equally between ENDOREX JV and SCHEIN.

7.3 At its expense, SCHEIN shall be responsible for the filing and maintaining all required ANDAs and DEVICE REGULATORY APPLICATIONS in respect of the COMPOUND and PRODUCT respectively, with the RHAs in the TERRITORY. SCHEIN shall use reasonable endeavours in prosecuting each required ANDA and DEVICE REGULATORY APPLICATION to approval by the RHA as swiftly as practicable.

7.4 SCHEIN shall notify ENDOREX JV of the date of submission of any ANDA or DEVICE REGULATORY APPLICATION in any country of the TERRITORY and shall also notify ENDOREX JV of any ANDA APPROVAL or DEVICE

___________________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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      REGULATORY APPROVAL as soon as is reasonably possible following said approval.

7.5 SCHEIN will be the holder of the ANDA APPROVAL and DEVICE REGULATORY APPROVAL for the COMPOUND and PRODUCT respectively, in the TERRITORY, provided however, that in the event that a DEVICE REGULATORY APPROVAL is granted for the SYSTEM alone, such DEVICE REGULATORY APPROVAL shall be the property of ENDOREX JV. In such event, ENDOREX JV shall provide SCHEIN with reference rights to such DEVICE REGULATORY APPROVAL mutatis mutandis with the provisions of Clause 7.6 below.

7.6 SCHEIN will permit ENDOREX JV, or ENDOREX JV's licensees, without charge, to have access to, to photocopy and to cross reference all DEVICE REGULATORY APPROVALS or DEVICE REGULATORY APPLICATIONS for the PRODUCT for the purpose of obtaining DEVICE REGULATORY APPROVALS for the SYSTEM in connection with ENDOREX JV's commercial arrangements otherwise than in relation to the PRODUCT for the FIELD, and in connection with the PRODUCT for the FIELD in any countries which cease to be part of the TERRITORY; and in the TERRITORY following termination of this Agreement.

7.7 SCHEIN shall submit to ENDOREX JV a quarterly report, for every calendar quarter prior to the marketing of the PRODUCT within [********] of the end of the relevant quarter fully outlining the regulatory status of the PRODUCT in the TERRITORY, including an overview of any material communications with the RHAs in the TERRITORY.

7.8 SCHEIN shall be responsible for obtaining and maintaining all applicable state and local regulatory approvals for the distribution of the PRODUCT in the TERRITORY. ENDOREX JV shall co-operate with SCHEIN in obtaining such approvals.

7.9 SCHEIN shall provide ENDOREX JV with access to all DEVICE REGULATORY APPROVALS to enable ENDOREX JV to exercise its rights and fulfil its obligations hereunder.

7.10 SCHEIN shall indemnify and hold harmless ENDOREX JV from and against all claims, damages, losses, liabilities and expenses to which ENDOREX JV may become liable relating to or arising out of SCHEIN's bad faith, negligence or intentional misconduct in connection with the filing or maintenance of the DEVICE REGULATORY APPLICATIONS and DEVICE REGULATORY APPROVALS in the TERRITORY. ENDOREX JV shall indemnify and hold harmless SCHEIN from and against all claims, damages, losses, liabilities and expenses to which SCHEIN may become liable relating to or arising out of ENDOREX JV's bad faith, negligence or intentional misconduct in connection with the filing or maintenance of the MAF.

____________________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 24 of 56
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7.11  Subject to the express representations and warranties set out in this
      Agreement, it is hereby acknowledged that there are inherent uncertainties involved in the registration of pharmaceutical products and medical devices with the RHA in relation to achieving the PROJECT SYSTEM SPECIFICATIONS and/or PRODUCT SPECIFICATIONS, filing and maintaining the MAF, and obtaining the ANDA APPROVAL and/or DEVICE REGULATORY APPROVAL and such uncertainties form part of the business risk involved in undertaking the form of commercial collaboration outlined in this Agreement. Accordingly, ENDOREX JV and SCHEIN shall have no liability to the other as a result of any failure of the PRODUCT to successfully achieve the PROJECT SYSTEM SPECIFICATIONS or PRODUCT SPECIFICATIONS, or the MAF, ANDA APPROVAL or DEVICE REGULATORY APPROVAL of the RHA, unless such failure is due to a Party's gross negligence or intentional misconduct.

               CLAUSE 8 - MARKETING AND PROMOTION OF THE PRODUCT

8.1 SCHEIN shall be responsible for the marketing, sale and distribution of the PRODUCT in the USA. The PRODUCT may be marketed, sold and distributed in all other countries of the TERRITORY by SUBLICENSEES appointed in accordance with Clause 2.2. SCHEIN shall keep the MANAGEMENT COMMITTEE up to date on the prevailing market conditions and SCHEIN's efforts at marketing and selling the PRODUCT in the TERRITORY.

8.2 In general and consistently with the overall goals of optimizing PRODUCT sales, profits and return on investments, SCHEIN shall employ all commercially reasonable efforts to develop and maintain sales of the PRODUCT in the TERRITORY and for a period of [********] years from approval of the PRODUCT shall employ a level of advertising, sales, marketing, and promotion efforts in the TERRITORY which is: (1) commensurate with that put forth by other pharmaceutical companies of similar size to SCHEIN for prescription products of similar market potential for similar audience size/type in the TERRITORY, and (2) sufficient with respect to the potential for the TERRITORY to fully exploit the market potential for the PRODUCT with the understanding that advertising, sales, marketing and promotional expenses in the [********]after launch shall not, without the MANAGEMENT COMMITTEE's consent, exceed [********]of the forecasted NSP, as determined by the MANAGEMENT COMMITTEE. After the initial [********] year period all dedicated direct marketing and selling expenses for the PRODUCT shall be decided upon by the MANAGEMENT COMMITTEE at least 6 months in advance. At least 3 months prior to the planned launch of the PRODUCT in the USA, SCHEIN will outline to the MANAGEMENT COMMITTEE the structure of the promotional activities to be carried out by SCHEIN for the period up to the first commercial sale of the PRODUCT and for a period of [********] thereafter. SCHEIN shall both prior to and subsequent to the launch of a PRODUCT communicate with the MANAGEMENT COMMITTEE regarding its objectives for and performance of such PRODUCT in the USA and in all of the other countries of the TERRITORY. At

___________________

     [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 25 of 56
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     meetings of the MANAGEMENT COMMITTEE, SCHEIN shall report on the ongoing sales performance of the PRODUCT in the TERRITORY, including marketing approaches, educational campaigns, promotional and advertising materials and campaigns, sales plans, pricing and results, performance against competitors, its objectives for the PRODUCT and its plans for the next year of the Agreement. In addition the MANAGEMENT COMMITTEE shall review the quarterly PROFIT statements and in particular the calculation of PROFIT, NSP and the deductible items listed in the definition of NSP.

8.3 Subject to the trademark licensing procedures set forth in Clause 3.6 above, SCHEIN shall control and be responsible for the content and format of the promotional campaign to be submitted to the RHA, but shall inform ENDOREX JV thereof and provide to ENDOREX JV a copy of such submissions, which shall be subject to the confidentiality obligations herein. To the extent required by the laws, rules and regulations of the RHA in the applicable country of the TERRITORY, SCHEIN shall use reasonable efforts to obtain approval by the RHA of the promotional campaign for the PRODUCT.

8.4 Within [********] of the EFFECTIVE DATE, the MANAGEMENT COMMITTEE shall agree in good faith upon a schedule for the commercialisation of the PRODUCT in such countries of the TERRITORY outside of the USA as the MANAGEMENT COMMITTEE shall determine. Such schedule shall include but not be limited to the target dates for appointing a SUBLICENSEE, filing the DEVICE REGULATORY APPLICATION and for securing DEVICE REGULATORY APPROVAL for the PRODUCT in such countries of the TERRITORY.

8.5 SCHEIN shall diligently pursue the commercialisation of the PRODUCT and shall use commercially reasonable efforts, including reasonable IN MARKET prices, to market and promote the PRODUCT in the USA, and in doing so, shall use the same level of effort as with other similar products of similar sales potential which it markets. SCHEIN covenants that it shall not use the PRODUCT as a "loss leader" in its marketing programs and shall at all times use its reasonable efforts in marketing the PRODUCT.

8.6 SCHEIN shall submit to ENDOREX JV for ENDOREX JV's information, copies of all trade packaging, cartons and labels and other printed materials (Materials") which SCHEIN proposes at any time to use in relation to the sale of the PRODUCT provided always that the provisions of this Clause 8.6 shall be without prejudice to the obligations and responsibilities of SCHEIN under Clauses 8.3 and 15.7 and SCHEIN shall indemnify and hold harmless ENDOREX JV from and against all claims, damages, losses, liabilities and expenses to which ENDOREX JV may become liable relating to such Materials, provided however that SCHEIN shall have no liability to the extent that such claims, damages, losses, liabilities and expenses arise from information which was provided to SCHEIN by ENDOREX JV in accordance with the terms of this Agreement. Unless ENDOREX JV reasonably objects to the use of any such

___________________

      [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 26 of 56
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     materials within 14 days of receipt for information purposes, SCHEIN shall be entitled to proceed to use such trade packaging, cartons and labels and other printed materials in connection with the sale of the PRODUCT provided however, that in no event shall such materials contain any statement which may have a damaging or harmful effect on the commercialisation of the PRODUCT and/or the goodwill of ENDOREX JV in the TERRITORY.

8.7 To the extent permitted by law, the materials referred to in Clause 8.6 shall include due acknowledgement that the PRODUCT is licensed from ENDOREX JV.

8.8 To the extent permitted by law, ENDOREX JV shall be entitled to mark or have marked all patent number(s) in respect of the ENDOREX JV PATENTS or patentable ENDOREX JV IMPROVEMENTS on all PRODUCT or PRODUCT packaging, or otherwise reasonably communicate to the trade the existence of any ENDOREX JV PATENTS for the countries within the TERRITORY in such a manner as to ensure compliance with, and enforceability under, applicable laws.

8.9 SCHEIN shall effect the first full scale commercial launch of the PRODUCT in the USA as soon as reasonably practicable but in any event within [********] in the USA, provided that ENDOREX JV has supplied SCHEIN with LAUNCH STOCKS ordered in accordance with the terms of this Agreement. With respect to each of the other countries of the TERRITORY, SCHEIN or its SUBLICENSEES will effect a national commercial launch of the PRODUCT as soon as reasonably practicable but in any event within [********], provided that ENDOREX JV has supplied SCHEIN with LAUNCH STOCKS ordered in accordance with the terms of this Agreement.

                        CLAUSE 9 - SUPPLY OF THE PRODUCT

9.1 Save as otherwise provided in this Agreement, ENDOREX JV's designee shall produce and supply to SCHEIN its entire requirements of the PRODUCT. ENDOREX JV shall supply the PRODUCT solely and exclusively to SCHEIN in the TERRITORY and SCHEIN will purchase the PRODUCT exclusively from ENDOREX JV in the TERRITORY.

9.2 The PRODUCT shall be supplied to SCHEIN by ENDOREX JV in such form as may be agreed by the Parties during the PROJECT. ENDOREX JV shall deliver the PRODUCT to SCHEIN and/or any party designated by SCHEIN in proper packaging so as to permit safe storage and transport and to maintain the sterilisation of the PRODUCT. ENDOREX JV shall be responsible at its sole expense, for furnishing all operations, labour, supervision, equipment, tools, machinery, and facilities necessary to manufacture the PRODUCT in accordance with the SYSTEM SPECIFICATIONS, PRODUCT SPECIFICATIONS and DEVICE REGULATORY APPROVALS; provided however, that in all events, SCHEIN shall be responsible for the supply of the COMPOUND for the PRODUCT in accordance with Clause 10.

_____________________

      [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                Page 27 of 56
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9.3  ENDOREX JV shall deliver the PRODUCT within 120 days of the receipt of a firm purchase order therefor (120 days in the case of LAUNCH STOCKS). The delivery time for the PRODUCT shall be agreed upon by the Parties.

9.4 No later than 12 months prior to the filing of the first REGULATORY APPLICATION in the TERRITORY, SCHEIN shall provide ENDOREX JV with a forecast of SCHEIN's requirements for the PRODUCT for the 18 month period following the first anticipated REGULATORY APPROVAL in the TERRITORY. The said forecast will be updated quarterly until the first REGULATORY APPROVAL in the TERRITORY. Except as otherwise provided herein, all forecasts made hereunder shall be made to assist ENDOREX JV in planning its production and SCHEIN in planning marketing and sales. Such forecasts shall not be binding purchase orders, and shall be without prejudice to SCHEIN's subsequent firm purchase orders for the PRODUCT in accordance with the terms of this Agreement.

9.5 Prior to the commencement of commercial manufacture of the PRODUCT, SCHEIN shall provide a rolling 18 months forecast for the period beginning on the first day of the relevant calendar month. The format of such 18 months forecasts shall be comprised of a 12 monthly forecast together with 2 quarterly forecasts. The first calendar quarter of such 18 months forecast shall be a binding purchase commitment of SCHEIN. In addition to the obligation of SCHEIN regarding rolling 18 month forecasts outlined herein, SCHEIN shall provide ENDOREX JV with rolling 3 years' forecasts on 1 August of each year of this Agreement.

     Subject to the agreement of the PROJECT TEAM, the calendar quarterly forecasts (other than for LAUNCH STOCKS) shall not increase or decrease from one quarter to the next by more than [********] in terms of volume of the PRODUCT ordered. Notwithstanding the foregoing, ENDOREX JV will use its reasonable efforts to fulfil SCHEIN's requirements in excess of forecasted amounts, but shall not be obliged to meet such requirements if it is not reasonably practicable to do so provided that ENDOREX JV shall supply the units of PRODUCT so ordered but not immediately available as soon thereafter as reasonably practicable.

9.6 The PROJECT TEAM shall agree upon a minimum batch for each form of the PRODUCT which shall be manufactured by ENDOREX JV for SCHEIN pursuant to the terms of this Agreement.

     ENDOREX JV shall have the right to refuse to fulfil orders which do not conform with the provisions of this Clause 9.6. Where ENDOREX JV in its absolute discretion, fulfils any order which does not conform with the provisions of this Clause 9.6, the fulfilment of such order by ENDOREX JV shall not affect ENDOREX JV's right to refuse to fulfil any subsequent order which does not conform with the provisions hereof.

_____________________

[********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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9.7   In advance of the REGULATORY APPROVAL in the USA, the Parties shall discuss and agree upon the manufacture and purchase of specific quantities of LAUNCH STOCKS; however, for the avoidance of doubt, the parties hereby confirm that ENDOREX JV's manufacturing obligations shall only arise on receipt of firm purchase orders. For the avoidance of doubt, ENDOREX JV shall only accept orders for LAUNCH STOCKS in respect of the launch of the PRODUCT in the USA.

9.8 SCHEIN will notify ENDOREX JV within [********] of its receipt of an approval letter, or a pre-approval letter in respect of a REGULATORY APPLICATION from an RHA. SCHEIN shall within [********]of such notification place a firm purchase order with ENDOREX JV for LAUNCH STOCKS, unless such a purchase order has already been submitted to ENDOREX JV prior to that date. In addition, SCHEIN will use its reasonable efforts to provide forecasts for deliveries in addition to the LAUNCH STOCKS for the balance of the year in which the REGULATORY APPROVAL is obtained.

9.9 Save as otherwise agreed between the Parties, delivery of consignments of PRODUCT shall be effected to SCHEIN or SCHEIN's designee by ENDOREX JV's designee EX-WORKS the applicable facility. Risk of loss of or damage to any consignment of the PRODUCT shall pass to SCHEIN or it's designee when each such consignment of the PRODUCT is loaded onto the vehicle of SCHEIN or SCHEIN's designee's agent on which it is to be despatched from the applicable facility. SCHEIN or it's designee shall fully insure or procure the insurance of all consignments of the PRODUCT from the time when risk passes as aforesaid and shall produce the supporting insurance when requested by ENDOREX JV.

9.10 All claims for failure of any delivery of the PRODUCT to conform in all material respects to PRODUCT SPECIFICATIONS under Clause 9 shall be made by SCHEIN to ENDOREX JV in writing as soon as possible but in any event within 30 days following delivery except in the case of latent defects. Claims for latent defects, which could not have been reasonably discovered during the routine testing protocol (to be agreed by SCHEIN and ENDOREX
      JV), shall be made by SCHEIN to ENDOREX JV in writing as soon as possible but in any event within 30 days of discovery. Failure to make timely claims in the manner prescribed shall constitute acceptance of the delivery. Where possible, SCHEIN shall return the defective PRODUCT to ENDOREX JV, in such amount as is agreed by the Parties, in support of any claim pursuant to this Clause 9.10.

9.11 PRODUCT which has been delivered and which has been shown within the period designated in Clause 9.10 not to conform in all material respects to PRODUCT SPECIFICATIONS where such non-conformity is attributable to negligent acts or omissions of ENDOREX JV shall be replaced at ENDOREX JV's cost within 90 days of the receipt by ENDOREX JV of the failed SYSTEM except where such non-conformity is attributable to negligent acts or omissions of SCHEIN.

______________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 29 of 56
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9.12  In the event of an unresolved dispute as to conformity of the PRODUCT with the PRODUCT SPECIFICATIONS, the Parties shall within 30 days appoint an independent first class laboratory to undertake the relevant testing and its findings shall be conclusive and binding upon the Parties. All costs relating to this process shall be borne solely by the unsuccessful Party.

9.13 The Parties shall negotiate in good faith to conclude a detailed technical agreement(s) regulating the Parties' respective obligations from a technical and quality perspective for the supply of the PRODUCT by ENDOREX JV to SCHEIN or to any SUBLICENSEES.

9.14 Subject to Clause 17.5 hereof, in the event that (i) ENDOREX JV fails to supply a shipment of the PRODUCT which has been ordered by SCHEIN for a period [********] from the receipt of a firm purchase order or (ii) there are delays in filling [********] which delays [********] when each delay is measured beginning on the [********] of the corresponding firm purchase order or (iii) there is a shortfall [********] delivered by ENDOREX JV which on [********]of the total amount of [********], then ENDOREX JV shall promptly notify SCHEIN in writing of the cause of the failure, delay or shortfall in supply of the PRODUCT. Unless such failure, delay or shortfall is caused by SCHEIN or any other supplier of the COMPOUND or other raw materials, if ENDOREX JV has not remedied the failure, delay or shortfall within a [********]of such notice, ENDOREX JV and SCHEIN shall discuss appropriate remedies which may include, subject to preexisting licensing agreements by and between ENDOREX JV and any third party, granting SCHEIN a licence to manufacture the PRODUCT itself or appoint an alternative manufacturer of the PRODUCT. In the event that SCHEIN is granted such a production licence, ENDOREX JV shall without charge:

      9.14.1 provide SCHEIN (or SCHEIN's designee) with any technical data necessary for the carrying of this into effect, which information or data shall be deemed to be confidential information hereunder. To this end, ENDOREX JV shall impart to SCHEIN the documentation constituting the required material support, more particularly practical performance advice, shop practice, specifications as to materials to be used and control methods. For the avoidance of doubt, the Parties confirm that ENDOREX JV shall receive the royalty set out in Clause 11.3 from the PROFIT on sales of all PRODUCT manufactured by SCHEIN or any alternative manufacturer appointed by SCHEIN in accordance with this Clause 9.14 in consideration of the licence of the ENDOREX JV PATENTS; and

      9.14.2 assist SCHEIN for the working up and use of the ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS, the machinery tools and equipment necessary to manufacture the PRODUCT as well as for the training of SCHEIN's personnel. For this purpose,

______________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 30 of 56
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              ENDOREX JV shall receive SCHEIN's scientific staff in its premises for periods the term of which shall be decided by common consent.

       When ENDOREX JV has remedied the situation that prevented ENDOREX JV from satisfying SCHEIN's requirements and is once again able to fulfil its obligations to supply the SYSTEM as provided for in this Agreement, SCHEIN shall cease manufacturing the PRODUCT or purchasing the PRODUCT from an alternative manufacturer [********] and shall resume purchasing the PRODUCT from ENDOREX JV pursuant to the terms of this Agreement.

9.15 In manufacturing the PRODUCT under Clause 9.14, SCHEIN or its AFFILIATES shall be responsible for all process and equipment validation required by the RHA and the regulations thereunder and shall take all steps reasonably necessary to pass government inspection by the RHA.

                      CLAUSE 10 - SUPPLY OF THE COMPOUND

10.1. Subject to the terms of this Agreement, SCHEIN hereby grants to ENDOREX JV, and ENDOREX JV hereby accepts for the TERM, a royalty-free sub-licensable licence to the SCHEIN COMPOUND TECHNOLOGY and SCHEIN COMPOUND IMPROVEMENTS to develop, manufacture, use, offer for sale and sell the PRODUCT to SCHEIN in accordance with the terms of this Agreement.

10.2 SCHEIN shall be responsible at its sole expense, for furnishing all operations, labour, supervision, equipment, tools, machinery, COMPOUND and facilities necessary to ensure a reliable and continuous supply of the COMPOUND for the PRODUCT in accordance with the SYSTEM SPECIFICATIONS, PRODUCT SPECIFICATIONS and DEVICE REGULATORY APPROVALS.

10.3 SCHEIN shall be responsible for, and shall ensure that, all of the suppliers of the COMPOUND and raw materials necessary for the COMPOUND, shall hold all necessary licenses and registrations appropriate and necessary for the inclusion of such materials in the PRODUCT. All COMPOUND to be supplied by SCHEIN to ENDOREX JV shall be freeze dried, in a vial with a stopper, and in proper packaging

10.4. SCHEIN shall supply to ENDOREX JV such quantities of COMPOUND [********] as ENDOREX JV requires for the manufacture and supply of PRODUCT to SCHEIN and any SUBLICENSEES for commercial sale or promotional samples in all of the countries of the TERRITORY. COMPOUND shall be supplied by SCHEIN in accordance with orders placed by ENDOREX JV. At the placement of such orders, ENDOREX JV shall notify SCHEIN of then remaining amount of stocks of COMPOUND held by ENDOREX JV. SCHEIN shall be responsible for ensuring that ENDOREX JV receives delivery of COMPOUND in such quantities and at such times so as to ensure that ENDOREX JV has sufficient stocks of the COMPOUND to meet SCHEIN's firm purchase orders and supply the PRODUCT to SCHEIN. SCHEIN

______________________

        [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                                 Page 31 of 56
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       shall furnish the appropriate certificate of analysis with each delivery of COMPOUND. ENDOREX JV shall be entitled to rely upon such certificates of analysis without the necessity of additional testing. As of the date of this Agreement, the Parties agree that adequate quantities of COMPOUND shall be delivered by SCHEIN to ENDOREX JV at least [********] in advance of the date on which the delivery of PRODUCT is scheduled to be made to SCHEIN or such longer period as may be agreed by the PROJECT TEAM. During the period in which ENDOREX JV is manufacturing LAUNCH STOCKS, the foregoing period of [********] shall be increased to [********].


10.5. Prior to the launch of the PRODUCT, the Parties shall negotiate in good faith to conclude a technical agreement regulating the Parties' respective obligations from a technical and quality perspective for the supply of the COMPOUND by SCHEIN to ENDOREX JV and the supply of the PRODUCT by ENDOREX to SCHEIN. In any event all quantities of the COMPOUND delivered by SCHEIN hereunder shall conform with the specifications as approved by the RHA under SCHEIN's ANDA APPROVAL and any further specifications as may be set out or agreed to in the technical agreement referred to above (defined herein as the "COMPOUND SPECIFICATIONS").

10.6. All quantities of the COMPOUND delivered by SCHEIN hereunder shall conform to the COMPOUND SPECIFICATIONS and all prevailing laws and regulatory requirements of the country where the COMPOUND is manufactured and intended to be sold.

10.7. Save as otherwise agreed between the Parties, delivery of consignments of COMPOUND shall be effected by SCHEIN, FCA the manufacturing facility designated by ENDOREX JV, and all risks therein shall pass to ENDOREX JV when each such consignment of the COMPOUND is delivered to ENDOREX JV's designated facility. ENDOREX JV shall fully insure or procure the insurance of all consignments of the COMPOUND when risk passes as aforesaid and shall produce such insurance documentation supporting same as and when requested by SCHEIN. ENDOREX JV shall furnish the appropriate certificate of analysis with each delivery of PRODUCT.

10.8. Title to the COMPOUND supplied to ENDOREX JV by SCHEIN shall at all times remain in SCHEIN. ENDOREX JV shall clearly mark such COMPOUND as the property of SCHEIN. At the termination of this Agreement, ENDOREX JV shall surrender to SCHEIN all useable COMPOUND in ENDOREX JV's possession.

10.9. All claims for failure of any shipment of the COMPOUND to conform to the COMPOUND SPECIFICATIONS must be made by ENDOREX JV to SCHEIN in writing within 30 days following delivery except in the case of latent defects. Claims for latent defects shall be made by ENDOREX JV to SCHEIN in writing as soon as possible but in any event within 30 days of discovery. Failure to make timely claims in

______________________

        [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
        the manner prescribed shall constitute acceptance of the shipment. COMPOUND which has been delivered and which has been shown within the designated period not to conform to COMPOUND SPECIFICATIONS shall be replaced at SCHEIN's cost within 90 days of the receipt by SCHEIN of the failed COMPOUND.

10.10. In the event that the COMPOUND supplied by SCHEIN is not in compliance with the COMPOUND SPECIFICATIONS, or is otherwise adulterated, misbranded or defective, ENDOREX JV shall notify SCHEIN and shall follow all reasonable written instructions of SCHEIN regarding, and be responsible, at the sole cost and expense of SCHEIN, for re-analysis, sampling, processing, return, disposal or destruction, including certification of destruction, of such non-conforming bulk COMPOUND. In addition, SCHEIN shall be responsible for all costs borne by ENDOREX JV in the use of such non-conforming bulk COMPOUND, unless such non-compliance with the COMPOUND SPECIFICATIONS was solely due to a failure by ENDOREX JV to follow SCHEIN'S reasonable written instructions regarding such non-conforming bulk COMPOUND.

10.11. In the event of an unresolved dispute as to conformity of the COMPOUND with the COMPOUND SPECIFICATIONS, the Parties shall within 30 days appoint an independent first class laboratory to undertake the relevant testing and its findings shall be conclusive and binding upon the Parties. All costs relating to this process shall be borne solely by the unsuccessful Party.

10.12 SCHEIN shall indemnify ENDOREX JV against any claims, actions or losses arising from any failure, inability or delay in supplying the PRODUCT to customers arising out of any failure inability or delay by SCHEIN in supplying the COMPOUND to ENDOREX JV or ENDOREX JV's designee in accordance with the provisions of this Clause 10.

10.13 ENDOREX JV shall be responsible for, and shall ensure that, all of the suppliers of equipment, tools, machinery and materials shall hold all necessary licenses and registrations appropriate and necessary for the inclusion of such materials in the PRODUCT.

10.14 Notwithstanding the foregoing provisions of Article 10, ENDOREX JV shall be entitled, at its sole discretion, to take over some or all of the activities associated with the manufacture of the drug vial containing the COMPOUND which will be supplied by SCHEIN to ENDOREX JV; provided, however, that there may be a transition period of up to 60 days during which SCHEIN continues to perform the subject activities but only because of commitments to third party suppliers that SCHEIN had agreed to prior to the exercise of such right to take over by ENDOREX JV. Any such manufacture of the drug vial by ENDOREX JV or ENDOREX JV's designee shall be in a competitive manner.

10.15 In the event that any royalty, licence fees or other compensation obligations related to the COMPOUND and/or the bulk substance which is used to formulate the COMPOUND ("Bulk Substance") are payable to any third parties as a result of the use of the COMPOUND in the PRODUCT, SCHEIN shall be solely responsible for the payment of any such royalty, licence fee or other compensation obligations. For the

--------------------------------------------------------------------------------
        avoidance of doubt, any such royalty, licence fee or other compensation obligations relating to the COMPOUND and/or the Bulk Substance shall not be included in the calculation of the MANUFACTURING COST of the COMPOUND and shall not be deducted from the PROFIT.

10.16. SCHEIN entered into a supply agreement with Pharmacia & Upjohn Company ("PNU") on 1st July 1991 pursuant to which SCHEIN was appointed the exclusive worldwide purchaser of the Bulk Substance from PNU. This Agreement was terminated by PNU by letter dated 30th July 1999. SCHEIN and PNU are presently engaged in discussions regarding future supply of such Bulk Substance to SCHEIN. The Parties acknowledge that it is critical for the success of the PRODUCT that SCHEIN (i) secure a continuous supply of the Bulk Substance, and (ii) obtain supply rights to the Bulk Substance. SCHEIN shall use its best commercial efforts to ensure a continuous and uninterrupted supply of the Bulk Substance for the COMPOUND throughout the TERM of this Agreement. ENDOREX JV shall be entitled, at its sole discretion, to forthwith terminate this Agreement, in the event that SCHEIN:

        10.16.1 at any time during the TERM of this Agreement, (i) fails to supply a shipment of the COMPOUND which has been ordered by ENDOREX JV for a period exceeding [********] from the receipt of an order from ENDOREX JV or (ii) there are delays in filling each of the [********] successive orders which delays cumulatively exceed [********] when each delay is measured beginning on the 91st day from receipt of the corresponding orders or (iii) there is a shortfall in [********] successive shipments delivered by SCHEIN which on a cumulative basis exceeds [********] of the total amount of said [********] orders; or

        10.16.2 fails to, within [********] from the EFFECTIVE DATE, enter into a supply arrangement with [********], or enter into any other arrangement which secures SCHEIN e supply rights to the Bulk Substance for the TERM of this Agreement.

                       CLAUSE 11 - FINANCIAL PROVISIONS

11.1    Licence Royalties:
        -----------------

        11.1.1 In consideration of the licence of the ENDOREX JV PATENTS and patentable ENDOREX JV IMPROVEMENTS granted to SCHEIN under this Agreement, SCHEIN shall pay to ENDOREX JV [********]of any LICENCE FEES which are received from SUBLICENSEES.

_____________________

         [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

11.2  Development Royalties:
      ---------------------

      11.2.1 All work that ENDOREX JV shall perform pursuant to the PROJECT in order to meet the PROJECT SYSTEM SPECIFICATIONS in accordance with Clause 6.4 hereof, shall be charged [********].

      Except as otherwise provided in this Agreement, all development or other technical assistance which ENDOREX JV shall perform pursuant to the PROJECT or the terms of this Agreement which is outside of the scope of the PROJECT SYSTEM SPECIFICATIONS, or which is otherwise requested by SCHEIN or any SUBLICENSEES and agreed to by ENDOREX JV, shall be charged [********]. Any such work shall be mutually agreed upon by in writing in advance of the commencement of such work, which agreement shall include an agreed upon budget.

      11.2.2 All development and other work agreed upon by ENDOREX JV pursuant to Clause 11.2.1. and carried out by ENDOREX JV hereunder, shall be invoiced by ENDOREX JV to SCHEIN at the end of each calendar quarter. Payment shall be effected in US Dollars within [********] of the date of receipt of the relevant invoice.

      11.2.3 For the avoidance of doubt, the Parties acknowledge that in the event that a SUBLICENSEE requests that ENDOREX JV perform development work or that SCHEIN perform development, trial, regulatory applications or other work for such SUBLICENSEE:

              (i) SCHEIN shall have no entitlement to any profit which may be made by ENDOREX JV from any such development work performed by ENDOREX JV on the SYSTEM for any such SUBLICENSEE; and

              (ii) ENDOREX JV shall have no entitlement to any profit which may be made by SCHEIN from any such development, trial, regulatory applications or other work performed by SCHEIN on the COMPOUND for any such SUBLICENSEE.

11.3  Price of Product:
      ----------------

     11.3.1 ENDOREX JV shall supply the PRODUCT to SCHEIN [********] in accordance with the terms of this Agreement.

     11.3.2 At the end of each quarter, ENDOREX JV shall retrospectively determine the exact amount of [********] for the preceding calendar quarter period and provide [********] to SCHEIN and if necessary, there shall be a payment

_____________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
              either by ENDOREX JV to SCHEIN or by SCHEIN to ENDOREX JV to adjust [********]

      11.3.3 Payment for all PRODUCT delivered from ENDOREX JV designee's manufacturing facility to SCHEIN shall be effected in U.S. Dollars ($) within [********]of the date of the delivery of the PRODUCT EX WORKS the applicable facility.

11.4  Allocation:
      ----------

      11.4.1 In consideration of the license of the ENDOREX JV PATENTS and patentable ENDOREX JV IMPROVEMENTS to SCHEIN hereunder, SCHEIN shall pay a royalty [********]to ENDOREX JV.

      11.4.2 Within four weeks of the end of each calendar quarter, SCHEIN shall notify ENDOREX JV of the NSP of PRODUCT for that previous calendar quarter. Payments shown by each calendar quarter report to have accrued but which have not yet been paid shall be included in calculating the NSP for that quarter.

      11.4.3 Payment [********] shall be made once in each calendar quarter within 45 days after the expiry of the relevant calendar quarter.

      11.4.4  All payments due hereunder shall be made in U.S. Dollars.

      11.4.5 In the event that SCHEIN or any AFFILIATE of SCHEIN shall sell the PRODUCT together with other products of SCHEIN to third parties (by the method commonly known in the pharmaceutical industry as "bundling") and the price attributable to the PRODUCT is less than the average price of "arms length" sales to similar customers for the reporting period in which sales occur (such sales to be excluded from the calculation of the average price of "arms length" sales), NSP for any such sales shall be the [********] in the country where such bundling occurs during the reporting period in which such sales occur.

11.5  Method of calculation of royalties and other payments:
      -----------------------------------------------------

      The parties acknowledge and agree that the methods for calculating the royalties and other payments hereunder are for the purposes of the convenience of the parties, are freely chosen and not coerced.

                   CLAUSE 12 - PAYMENTS, REPORTS AND AUDITS

12.1 SCHEIN shall keep true and accurate records of gross sales of the PRODUCT, the number of units of PRODUCT sold, the items deducted from the gross amount

_____________________

       [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
      calculating the NSP, the NSP, the PROFIT and the royalties payable to ENDOREX JV under Clause 11. SCHEIN shall deliver to ENDOREX JV a written statement ("the STATEMENT") thereof within 30 days following the end of each calendar quarter, (or any part thereof in the first or last calendar quarter of this Agreement) for such calendar quarter. The STATEMENT shall outline on a country-by-country basis, the calculation of the NSP from gross revenues during that calendar quarter, the applicable percentage rate, and a computation of the sums due to ENDOREX JV. The parties' financial officers shall agree upon the precise format of the STATEMENT.

12.2 Unless otherwise notified in writing by ENDOREX JV, payments due on PROFIT of the PRODUCT based on sales amounts in a currency other than US Dollars shall first be calculated in the foreign currency and then converted to US Dollars on the basis of the exchange rate in effect for the purchase of US Dollars with such foreign currency quoted in the Wall Street Journal (or comparable publication if not quoted in the Wall Street Journal) with respect to the sale of currency of the country of origin of such payment for the day prior to the date on which the payment by SCHEIN is being made.

12.3 Any income or other taxes which SCHEIN is required by law to pay or withhold on behalf of ENDOREX JV with respect to royalties and any other monies payable to ENDOREX JV under this Agreement shall be deducted from the amount of such PROFIT payments, royalties and other monies due. SCHEIN shall furnish ENDOREX JV with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by ENDOREX JV. SCHEIN shall promptly provide ENDOREX JV with a certificate or other documentary evidence to enable ENDOREX JV to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by SCHEIN. The parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable SCHEIN to make such payments to ENDOREX JV without any deduction or withholding.

12.4 All payments due hereunder shall be made to the designated bank account of ENDOREX JV in accordance with such timely written instructions as ENDOREX JV shall from time to time provide.

12.5 SCHEIN shall pay interest to ENDOREX JV at the Prime Rate publicly announced by Morgan Guaranty Trust Company of New York at its principal office on the date (or next to occur business day, if such date is not a business day) on which payment should have been made pursuant to the applicable provisions of this Agreement plus [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.on all late payments under this Agreement applicable from the date on which payment should have been made pursuant to the applicable provisions of this Agreement until the date of payment.

12.6 For the 180 day period following the close of each calendar year of the Agreement, ENDOREX JV and SCHEIN will, in the event that the other party reasonably requests

_________________

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                                 Page 37 of 56
      such access, provide each other's independent certified accountants (reasonably acceptable to the other party) with access, during regular business hours and subject to the confidentiality provisions as contained in this Agreement, to such party's books and records relating to the PRODUCT, solely for the purpose of verifying the accuracy and reasonable composition of the calculations hereunder for the calendar year then ended.

12.7 In the event of a discovery of a discrepancy which exceeds [********]of the amount due or charged by a party for any period, the cost of such accountants shall be borne by the audited party; otherwise, such cost shall be borne by the auditing party.

                     CLAUSE 13 - DURATION AND TERMINATION

13.1 This Agreement shall be deemed to have come into force on the EFFECTIVE DATE and, subject to the rights of termination outlined in this Clause 13 will expire on a country by country basis on the 10th anniversary of the date of the launch of the PRODUCT in the country concerned ("the INITIAL PERIOD").

13.2 At the end of the INITIAL PERIOD, the Agreement shall continue automatically for rolling 2 year periods thereafter, unless the Agreement has been terminated by either of the parties by serving 2 years' written notice on the other immediately prior to the end of the INITIAL PERIOD or any additional 2 year period provided for herein.

13.3 In addition to the rights of termination provided for elsewhere in this Agreement, either party will be entitled forthwith to terminate this Agreement by written notice to the other party if:

      13.3.1 that other party commits any breach of any of the provisions of this Agreement, and in the case of a breach capable of remedy, fails to remedy the same within 90 days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied;

     13.3.2 that other party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other party under this Agreement);

     13.3.3 an encumbrancer takes possession or a receiver is appointed over any of the property or assets of that other party; or

     13.3.4 any proceedings are filed or commenced by that other party under bankruptcy, insolvency or debtor relief laws or anything analogous to any of the foregoing under the laws of any jurisdiction occurs in relation to that other party.

____________________
     [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

13.4 For the purposes of Clause 13.3.1, a breach will be considered capable of remedy if the party in breach can comply with the provision in question in all respects other than as to the time of performance (provided that time of performance is not of the essence).

13.5 In further addition to the rights and termination provided for elsewhere in this Agreement, ENDOREX JV shall be entitled to forthwith terminate the licence granted to SCHEIN under this Agreement for any country or countries of the TERRITORY, in accordance with the terms set out below, in the event that SCHEIN:-

      13.5.1 fails to file a DEVICE REGULATORY APPLICATION for the PRODUCT in the USA within 6 months from the completion of the PROJECT; or

      13.5.2 fails to effect the commercial launch of the PRODUCT in the USA as required by Clause 8 in accordance with the provisions thereof; or

      13.5.3 notifies ENDOREX JV that it does not wish to commercialise the PRODUCT in any country of the TERRITORY; or

      13.5.4 a TECHNOLOGICAL COMPETITOR of ENDOREX JV, or a company with a directly competing product (other than Bayer AG), acquires 25% or more of the SCHEIN's voting stock or where 25% or more of the voting stock of a TECHNOLOGICAL COMPETITOR of ENDOREX JV hereto is acquired by SCHEIN.

                    CLAUSE 14 - CONSEQUENCES OF TERMINATION

14.1 Upon exercise of those rights of termination specified in Clauses 13 or elsewhere in this Agreement, this Agreement and all licenses to SCHEIN of ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS shall, subject to the provisions of the Agreement which survive the termination of the Agreement and Clause 14.2, automatically terminate forthwith and be of no further legal force or effect.

14.2 Upon termination of the Agreement by either party, or upon termination by ENDOREX JV of a licence for a particular country under Clause 14.5, the following shall be the consequences relating to the TERRITORY or the particular country, as applicable:-

      14.2.1 any sums that were due from SCHEIN to ENDOREX JV under the provisions of Clause 11 or otherwise howsoever prior to the exercise of the right to terminate this Agreement as set forth herein shall be paid in full within 30 days of termination of this Agreement and receipt of the invoice in respect thereto, and ENDOREX JV shall not be liable to repay to SCHEIN any amount of money paid or payable by SCHEIN to ENDOREX JV up to the date of the termination of this Agreement;

      14.2.2 all confidentiality provisions set out herein shall remain in full force and effect for a period of 7 years from the date of termination of this Agreement;

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                                 Page 39 of 56

      14.2.3 all representations and warranties contained herein, including, without limitation, those contained in Clause 15 hereof, shall survive termination of this Agreement and all obligations of the Parties intended to be performed after termination as provided herein shall remain in full force and effect;

      14.2.4 the rights of inspection and audit shall continue in force for the period referred to in the relevant provisions of this Agreement;

      14.2.5 ENDOREX JV shall be entitled to research, develop, manufacture and commercialise the SYSTEM in the FIELD for its own benefit in the relevant country or countries of the TERRITORY or in all of the TERRITORY, as appropriate, and either Party shall be entitled to manufacture, market, sell, or assist in the distribution or sale of a COMPETING PRODUCT;

      14.2.6 ENDOREX JV shall be entitled to file for DEVICE REGULATORY APPROVAL for the SYSTEM with any [********] compound otherwise available to ENDOREX JV, in any country which ceases to be a part of the TERRITORY, or in any country of the TERRITORY in the event of termination of this Agreement,;

      14.2.7 SCHEIN shall transfer to ENDOREX JV or ENDOREX JV's designee without charge (but at ENDOREX JV's expense, if any), and/or permit ENDOREX JV or ENDOREX JV's designee without charge to conduct sufficient cross-referencing to, and have sufficient access to any and all pending DEVICE REGULATORY APPLICATIONS or granted DEVICE REGULATORY APPROVALS for the PRODUCT for the relevant country or countries of the TERRITORY; and

      14.2.8 SCHEIN shall be entitled to research, develop, manufacture and commercialise the COMPOUND in the FIELD for its own benefit in the TERRITORY or in the relevant country or countries of the TERRITORY and either party shall be entitled to manufacture, market, sell, or assist in the distribution or sale of a COMPETING PRODUCT.

                      CLAUSE 15 - WARRANTY AND INDEMNITY

15.1  ENDOREX JV represents and warrants that

      15.1.1 it has the sole, exclusive and unencumbered right to grant the licences and rights herein granted to SCHEIN, and that it has not granted any option, licence, right or interest in or to the ENDOREX JV PATENTS or ENDOREX JV KNOW-HOW to any third party which would conflict with the rights granted by this Agreement. ENDOREX JV agrees to hold SCHEIN harmless from any and all costs, expenses and damages (including reasonable attorneys' fees) incurred or sustained by SCHEIN as the result of any third party's

______________________
     [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

_______________________________________________________________________________
                challenges to ENDOREX JV's right to grant the rights and licences herein granted to SCHEIN,

        15.1.2 the execution of this Agreement and the full performance of its obligations and rights under this Agreement will not breach or in any way be inconsistent with the terms and conditions of any licence, contract, understanding or agreement, whether express, implied, written or oral between ENDOREX JV and any third party.

15.2    SCHEIN represents and warrants that

                the execution of this Agreement and the full performance of its obligations and rights under this Agreement will not breach or in any way be inconsistent with the terms and conditions of any licence, contract, understanding or agreement, whether express, implied, written or oral between SCHEIN and any third party.


15.3 Except as expressly stated in this Clause 15 or otherwise in this Agreement, all other warranties, conditions and representations, express or implied, statutory or otherwise, including a warranty as to the quality or fitness for any particular purpose of the SYSTEM are hereby excluded and except as expressly stated in this Agreement, ENDOREX JV shall not be liable in contract, tort or otherwise for any loss, damage, expense or injury, arising out of or in connection with the PRODUCT or any defect in the SYSTEM or from any other cause.

15.4 ENDOREX JV represents and warrants that, in performing the development activities and manufacturing of the SYSTEM pursuant to this Agreement, ENDOREX JV will exercise all due skill, care and diligence in conducting such activities as are commercially reasonable and comply with all applicable laws and regulations..

15.5.1 SCHEIN represents and warrants that the COMPOUND provided by SCHEIN under this Agreement will conform and perform in all material respects to:-

        15.5.1(a)  the COMPOUND SPECIFICATIONS; and

        15.5.2(b)all applicable regulations and requirements of the relevant RHA including the then cGMP regulations which apply to the manufacture and supply of the COMPOUND and the PRODUCT.

15.5.2 ENDOREX JV represents and warrants that, once successfully assembled, the PRODUCT under this Agreement will conform and perform in all material respects to:-

        15.5.2(a) the PRODUCT SPECIFICATIONS and DEVICE REGULATORY APPROVALS;
               and

        15.5.2(b) all applicable regulations and requirements of the relevant
               RHA including the then cGMP regulations which apply to the manufacture and supply of the PRODUCT;

--------------------------------------------------------------------------------
        provided, however, that such representation and warranty shall not apply to with respect to the manufacture and supply of the COMPOUND.

15.6 SCHEIN further represents and warrants to ENDOREX JV that in transporting, storing, handling, distributing, marketing and selling the PRODUCT hereunder:-

        15.6.1 it will exercise all due skill, care and diligence in conducting such activities as are commercially reasonable; and

        15.6.2 it will comply with the provisions of this Agreement, all RHA and other approvals, all applicable state and local regulatory approvals and all applicable laws, ordinances and regulations.

15.7.1 ENDOREX JV shall indemnify, defend and hold SCHEIN harmless from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees) to which SCHEIN is or may become liable insofar as they arise out of (i) any breach by ENDOREX JV of any of its obligations, representations or warranties under this Agreement,
        (ii) a third party claim that the manufacture, sale, use or offer for sale of the SYSTEM as included in the PRODUCT, infringes the patent rights of such a third party, but only to the extent and subject to the limitations set forth in Clauses 3.5. hereof, (iii) ENDOREX JV's bad faith, negligence or intentional misconduct in connection with the filing or maintenance of the MAF, subject to the provisions of Clause 7.10, hereof..

15.7.2 SCHEIN shall indemnify, defend and hold harmless ENDOREX JV from all actions, losses, claims, demands, damages, costs and liabilities (including reasonable attorneys' fees) to which ENDOREX JV is or may become liable insofar as they arise out of (i) any breach by SCHEIN of any of its obligations, representations or warranties under this Agreement, (ii) a third party alleging that the manufacture, offer for sale, sale, distribution or use of the PRODUCT with respect to the COMPOUND in the TERRITORY infringes any adversely held patent or involves the unauthorised use of any other intellectual property, but only to the extent and subject to the limitations set forth in Clauses 3.5.,.(iii) SCHEIN's bad faith, negligence or intentional misconduct in connection with the filing or maintenance of the DEVICE REGULATORY APPLICATIONS and DEVICE REGULATORY APPROVALS in the TERRITORY, subject to the provisions of Clause 7.10, hereof, (iv) labeling and other printed material supplied by SCHEIN, except to the extent that such claims, damages, losses, liabilities and expenses arise from information provided to SCHEIN by ENDOREX JV, subject to the provisions and limitations set forth in Clauses 8.6 hereof, and (v) any defective materials in the Compound or defect in the COMPOUND which may be included in the PRODUCT, as provided in Clause 10.12 herein.

15.8 With reference to Clause 2.3.4, SCHEIN shall indemnify and hold harmless ENDOREX JV to the extent that any claims, damages, liabilities, claims, costs or expenses arise out of any such acts or omissions of any SUBLICENSEE.

15.9 As a condition of obtaining an indemnity in the circumstances set out in Clauses 15.4, 15.5, 15.6, 15.7, 15.8 and 15.9, the party seeking an indemnity shall:

--------------------------------------------------------------------------------

        15.9.1 fully and promptly notify the other party of any claim or proceedings, or threatened claim or proceedings;

        15.9.2 permit the indemnifying party to take full control of such claim or proceedings;

        15.9.3 assist in the investigation and defence of such claim or proceedings;

        15.9.4 not compromise or otherwise settle any such claim or proceedings without the prior written consent of the other party, which consent shall not be unreasonably withheld; and

        15.9.5 take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceedings.

15.10 Notwithstanding anything to the contrary in this Agreement, ENDOREX JV and SCHEIN shall not be liable to the other by reason of any representation or warranty, condition or other term or any duty of common law, or under the express terms of this Agreement, for any consequential or incidental or punitive loss or damage (whether for loss of profits or otherwise) and whether occasioned by the negligence of the respective parties, their employees or agents or otherwise.

15.11 ENDOREX JV and SCHEIN shall maintain comprehensive general liability insurance, including product liability insurance on the SYSTEM and PRODUCT respectively, in such prudent amount as shall be determined by the PROJECT TEAM. Each party shall provide the other party with a certificate from the insurance company verifying the above and undertakes to notify such party directly at least 30 days prior to the expiration or termination of such coverage.

15.12 The representations and warranties of the Parties, including those set forth in Clause 15, shall survive execution of the AGREEMENT.

              CLAUSE 16 - CUSTOMER COMPLAINTS AND PRODUCT RECALL

16.1    SCHEIN shall notify ENDOREX JV promptly:-

        16.1.1 of any complaints from third parties reported to SCHEIN involving any serious and unexpected adverse reactions resulting from the use of the PRODUCT; and

        16.1.2 of any potential recall of the PRODUCT by any governmental authority.

16.2    ENDOREX JV shall notify SCHEIN promptly:-.

        16.2.1 of any complaints from third parties reported to ENDOREX JV involving any serious and unexpected adverse device events or incident reports resulting from the use of the SYSTEM; and

        16.2.2 of any potential recall of the SYSTEM by any governmental authority.

--------------------------------------------------------------------------------

16.3 SCHEIN and ENDOREX JV shall establish a procedure for formal adverse event handling, customer complaints and reporting. It is envisaged that SCHEIN shall be responsible for furnishing post-marketing reports to the applicable RHA's and other relevant regulatory agencies. SCHEIN and ENDOREX JV shall keep each other informed and shall copy the other party with all communications with the RHA's and other relevant regulatory agencies with respect to the PRODUCT and such events.

16.4 In the event of any recall of the PRODUCT, as suggested or requested by any governmental authority:

        16.4.1 SCHEIN shall perform the recall of the PRODUCT in the TERRITORY and save as provided in Clause 16.4.2, in all events the recall costs shall be borne by SCHEIN.

        16.4.2 If the recall arises from ENDOREX JV's acts or omissions in manufacturing the SYSTEM or any failure to conform to the PROJECT SYSTEM SPECIFICATIONS, the recall costs shall be borne by ENDOREX JV provided that SCHEIN should not have discovered the said act or omission prior to the sale of the PRODUCT by exercising the quality procedures to be agreed upon by the parties for the release of the PRODUCT.

                In the event that ENDOREX JV should bear the costs of any recall hereunder, ENDOREX JV shall be entitled but not obliged to take over and perform the recall of the PRODUCT described in Clause
                16.4.1 and SCHEIN shall provide ENDOREX JV with all such reasonable assistance as may be required by ENDOREX JV, with ENDOREX JV reimbursing SCHEIN for reasonable costs incurred.

        16.4.3 Neither party shall be liable to the other party or to any third party for consequential or incidental damages which may arise as a result of the recall of the PRODUCT.

        16.4.4 For the avoidance of doubt, in no event shall SCHEIN be responsible under this Agreement for performing any recall of the PRODUCT in any country of the TERRITORY for which SCHEIN's license to the ENDOREX JV BACKGROUND TECHNOLOGY and ENDOREX JV IMPROVEMENTS has been terminated in accordance with the terms of this Agreement.

                     CLAUSE 17 - MISCELLANEOUS PROVISIONS

17.1    Secrecy:
        -------

        17.1.1 Any information, whether written or oral (oral information shall be reduced to writing within one month by the party giving the oral information and the written form shall be furnished to the other party) pertaining to the PRODUCT that has been or will be communicated or delivered by ENDOREX JV to SCHEIN, or by SCHEIN to ENDOREX JV, including, without limitation, trade secrets, business methods, and cost, supplier, manufacturing and customer information, shall be treated by SCHEIN and ENDOREX JV,

--------------------------------------------------------------------------------
                respectively, as confidential information, and shall not be disclosed or revealed to any third party whatsoever or used in any manner except as expressly provided for herein; provided, however, that such confidential information shall not be subject to the restrictions and prohibitions set forth herein to the extent that such confidential information:-

                (1) is available to the public in public literature or otherwise, or after disclosure by one party to the other becomes public knowledge through no default of the party receiving such confidential information; or

                (2) was known to the party receiving such confidential information prior to the receipt of such confidential information by such party, whether received before or after the date of this Agreement; or

                (3) is obtained by the party receiving such confidential information from a third party not subject to a requirement of confidentiality with respect to such confidential information; or

                (4) is required to be disclosed pursuant to: (A) any order of a court having competent jurisdiction and power to order such information to be released or made public; or (B) any lawful action of a governmental or regulatory agency or stock exchange provided that each party shall notify the other in writing of any disclosure of information required hereunder prior to such disclosure.

      17.1.2 Each party shall take in relation to the confidential information of the other party all such precautions as it normally takes with its own confidential information to prevent any improper disclosure of such confidential information to any third party; provided, however, that such confidential information may be disclosed within the limits required to obtain any authorisation from the applicable RHA or any governmental or regulatory agency or, with the prior written consent of the other party, which shall not be unreasonably withheld, or as may otherwise be required in connection with the purposes of this Agreement.

      17.1.3 Each of the parties agrees that it will not use, directly or indirectly, any know-how of the other party (ENDOREX JV KNOW-HOW or SCHEIN KNOW-HOW, as the case may be), or other confidential information disclosed to it by the other party or obtained by it from the other party pursuant to this Agreement, other than as expressly provided herein.

      17.1.4 Neither party will publicise the existence of this Agreement in any way without the prior written consent of the other party subject to the disclosure requirements of applicable laws and regulations. In the event that either party wishes to make an announcement concerning the Agreement, that party will seek the consent of the other party. The terms of any such announcement shall be agreed in good faith. ENDOREX JV and SCHEIN shall also co-operate in good faith with respect to any stock exchange filings, public announcements, or

--------------------------------------------------------------------------------
                filings with the United States Securities and Exchange Commission which may be necessary following execution of this Agreement.

17.2  Assignments/ Sub-contracting:
      ----------------------------

      This Agreement may not be assigned by SCHEIN or ENDOREX JV without the prior written consent of the other party, save that either party may assign this Agreement in whole or in part and delegate its duties hereunder to its AFFILIATE or AFFILIATES without such consent provided that such assignment or delegation has no material adverse tax implications for the other party hereto. ENDOREX JV shall be entitled to subcontract any of its obligations under this Agreement. Each party shall be responsible for the acts and/or omissions of its respective AFFILIATES or subcontractors.

17.3  Parties bound:
      -------------

      This Agreement shall be binding upon and enure for the benefit of parties hereto, their successors and permitted assigns.

17.4  Severability:
      ------------

      If any provision in this Agreement is agreed by the parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto:-

      17.4.1 such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it will be deleted, with effect from the date of such agreement or such earlier date as the parties may agree; and

      17.4.2 the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

17.5  Force Majeure:
      -------------

      Neither party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, earthquakes, strikes, acts of war, or intervention of a government authority, non-availability of raw materials, but any such delay or failure shall be remedied by such party as soon as practicable.

17.6  Relationship of the parties:
      ---------------------------

      Nothing contained in this Agreement is intended or is to be construed to constitute ENDOREX JV and SCHEIN as partners or members of a joint venture or either party as an employee of the other. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

--------------------------------------------------------------------------------

17.7   Amendments:
       ----------

       No amendment, modification or addition hereto shall be effective or binding on either party unless set forth in writing and executed by a duly authorised representative of both parties.

17.8   Waiver:
       ------

       No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

17.9   No effect on other agreements:
       -----------------------------

       No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

17.10  Governing law and jurisdiction:
       ------------------------------

       This Agreement shall be governed by the laws of the State of New York, without regard to principles of conflicts of law. Each of the Parties hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the County, City and State of New York over any action or proceeding arising out of or relating to this Agreement, and each hereby waives the defence of any inconvenient forum for the maintenance of such action.

17.11  Notice:
       ------

       17.11.1 Any notice to be given under this Agreement shall be sent in writing in English by registered airmail or telecopied to:

                ENDOREX JV at:

                Clarendon House
                2 Church Street
                Hamilton, Bermuda

                Attention:  Chairman
                Telefax   1 441 292 4720

                With a copy to:

                Elan Corporation, plc
                Lincoln House
                Lincoln Place
                Dublin 2
                Ireland

--------------------------------------------------------------------------------

                Attention:   Vice President & General Counsel
                             Elan Pharmaceutical Technologies
                             Telefax:  353 1 7094124

                SCHEIN at:

                Schein Pharmaceutical (Bermuda) Ltd.
                C/o Grosvenor Trust LTD
                33 Church Street
                Hamilton, Bermuda


                Attention:   Chairman
                Telefax:     1 441 292 5152
                With a copy to:

                Schein Pharmaceutical Inc.
                100 Campus Drive
                Florham Park
                New Jersey 07932

                Attention:   General Counsel
                Telefax:     973 593 5152

                or to such other address(es) and telecopier numbers as may from time to time be notified by either party to the other hereunder.

       17.11.2 Any notice sent by mail shall be deemed to have been delivered within 10 working days after despatch and any notice sent by telex or telecopy shall be deemed to have been delivered within 24 hours of the time of the despatch. Notice of change of address shall be effective upon receipt.

17.12. Patent Due Diligence
---------------------------

       The obligations of SCHEIN under this Agreement are expressly subject to and conditioned upon the completion of SCHEIN's PATENT DUE DILIGENCE REVIEW (as defined below) of the SYSTEM, the PRODUCT and the ENDOREX JV PATENTS, and relevent third party patents with results satisfactory to SCHEIN, under the following terms and conditions:

17.12.1 During the period commencing on the date hereof and ending on June 30, 2000 (the "REVIEW PERIOD"), SCHEIN will promptly conduct or have conducted a due diligence review of (1) coverage of the ENDOREX JV PATENTS over the SYSTEM and the PRODUCT, (2) freedom from infringement liability under third party patents (and potential liability under third party patent applications) for the SYSTEM and the PRODUCT as it is intended to be produced and sold hereunder, and (3) freedom from

--------------------------------------------------------------------------------
         infringement liability under third party patents (and potential liability under third party patent applications) for the COMPOUND including delivery of the COMPOUND through continuous subcutaneous administration (the "PATENT DUE DILIGENCE REVIEW"). The freedom from infringement review may or may not include features of the PRODUCT and the SYSTEM which are beyond the scope of the ENDOREX JV PATENTS, at SCHEIN's discretion. The PATENT DUE DILIGENCE REVIEW shall be for the entire TERRITORY or any portion thereof that SCHEIN, in its sole discretion, determines is necessary. Each Party shall provide reasonable cooperation to the other Party during the PATENT DUE DILIGENCE REVIEW.

17.12.2 Upon expiration of the REVIEW PERIOD, SCHEIN shall confirm its acceptance of this AGREEMENT, in which event the conditions contained in this Clause 17.12 shall be deemed fulfilled and the AGREEMENT and its provisions shall remain in full force and effect unless SCHEIN determines in good faith that (a) the SYSTEM infringes, or is reasonably likely to infringe, any third party patent in the TERRITORY,
         (b) the ELAN PATENTS do not cover the SYSTEM, (c) the ELAN PATENTS covering the SYSTEM are not valid, or are reasonably likely to be found invalid, in which event, SCHEIN shall be entitled to terminate this AGREEMENT, or (d) the delivery of the COMPOUND through continuous subcutaneous administration infringes or is likely to infringe any third party patent in the TERRITORY, in which event this AGREEMENT (except for the provisions of Clause 17.1 hereof which shall survive), shall be deemed terminated, null and void and of no force or effect with no further obligation on either party hereto.


IN WITNESS of which the parties have executed this Agreement.

--------------------------------------------------------------------------------

                                  SCHEDULE 1

                              ENDOREX JV PATENTS

------------------------------------------------------------------------------------------------------------
File Number                    Brief Description                     Country                Status
------------------------------------------------------------------------------------------------------------
EMT 13           Original Medipad                                Australia         Granted (693136)
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 Israel            Granted (111685)
                                                                 [********]        [********]
                                                                 New Zealand       Granted (276485)
                                                                 Taiwan            Granted (079227)
                                                                 United States     2 Granted (5,527,288;
                                                                                   5,848,991[********]
                                                                 South Africa      Granted (94/9185)
------------------------------------------------------------------------------------------------------------
EMT 19           Medipad-Vial on board, needle on the periphery  [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 Ireland           Granted (77523)
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 United States     Granted (5,814,020)
                                                                 [********]        [********]
                                                                 South Africa      Granted (96/7502)
------------------------------------------------------------------------------------------------------------
EMT 24           Delivery Needle                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 Ireland           Granted (80772)
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 South Africa      Granted (97/5065)
                                                                 [********]        [********]
                                                                 Taiwan            Issued (096579)
                                                                 [********]        [********]
------------------------------------------------------------------------------------------------------------
[********]       [********]                                      [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
------------------------------------------------------------------------------------------------------------

 ________________________________

     [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
[********]       [********]                                      [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
-------------------------------------------------------------------------------------------------------
EMT 33           Improved Method of Packaging a Drug Delivery    [********]        [********]
                 Kit                                             [********]        [********]
                                                                 South Africa      Issued (98/5188)
                                                                 [********]        [********]
                                                                 [********]        [********]
-------------------------------------------------------------------------------------------------------
[********]       [********]                                      [********]        [********]
                                                                 [********]        [********]
                                                                 [********]        [********]
-------------------------------------------------------------------------------------------------------
EMT41DES         Design of Medipad Housing (3ml)                 United States     Granted (D404482)
-------------------------------------------------------------------------------------------------------
[********]       [********]                                      [********]        [********]
-------------------------------------------------------------------------------------------------------

All countries are initially designated when filing in the European Patent Office or the Patent Cooperation Treaty, and are then selected during the regional or national phase.


_______________________
     [********] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

                                  SCHEDULE 2

                               COMPOUND PATENTS


NONE.

--------------------------------------------------------------------------------

                                  SCHEDULE 3

                                    PROJECT

                       To be agreed upon by the Parties.

--------------------------------------------------------------------------------

                                  SCHEDULE 4

                         PROJECT SYSTEM SPECIFICATIONS

                       To be agreed upon by the Parties

--------------------------------------------------------------------------------

                                  SCHEDULE 5

                            PRODUCT SPECIFICATIONS

                       To be agreed upon by the Parties.

--------------------------------------------------------------------------------

Executed by SCHEIN PHARMACEUTICAL (BERMUDA), LTD. on 2/nd/ February, 2000

By:    ________________________________

Name:  ________________________________

Title: ________________________________




Executed by ENDOREX NEWCO, LTD. on 2/nd/ February, 2000

By:    ________________________________

Name:  ________________________________

Title: ________________________________


--------------------------------------------------------------------------------
                                 Page 56 of 56